UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Unicycive Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Unicycive Therapeutics, Inc.

4300 El Camino Real, Suite 210

Los Altos, CA 94022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 26, 2023

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Unicycive Therapeutics, Inc. (“Unicycive” or the “Company”), which will be held on June 26, 2023 at 9:00 a.m. Pacific Daylight Time, at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, for the following purposes:

1. To elect four (4) members to our Board of Directors;

2. To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

3. To approve for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance by the Company of shares of common stock pursuant to the terms of the private placement financing transaction set forth in the Securities Purchase Agreement dated as of March 3, 2023 between the Company and each of the investors named therein (the “Securities Purchase Agreement”), the Certificate of Designation of Preferences, Rights and Limitation of our Series A Convertible Voting Preferred Stock and the other documents and agreement related thereto, without giving effect to the caps on issuing shares contained therein (the “Nasdaq 20% Issuance Proposal”);

4. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio within the range of 1-for-2 to 1-for-20 (the “Reverse Stock Split”), with the final ratio to be selected by our board of directors in its discretion at any time, if at all, within one year of the date of the Annual Meeting without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal”);

5. To approve the amendment and restatement of the 2021 Omnibus Equity Incentive Plan; and

6. To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on April 27, 2023 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 7:00 a.m. Shares of common stock and Series A Preferred Stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on June 26, 2023 at 9:00 a.m. Pacific Daylight Time at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022.

The proxy statement and annual report to stockholders are available at

http://www.pstvote.com/unicycive2023.

By the Order of the Board of Directors

/s/ Shalabh Gupta, M.D.
Shalabh Gupta, M.D.
Chairman of the Board of Directors

Dated: April 28, 2023

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Unicycive Therapeutics, Inc.

4300 El Camino Real, Suite 210

Los Altos, CA 94022

PROXY STATEMENT FOR THE

2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 26, 2023

The Board of Directors (the “Board”) of Unicycive Therapeutics, Inc. (“Unicycive” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, on June 26, 2023, at 9:00 a.m. Pacific Daylight Time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares of our common stock are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 28, 2023 to our beneficial owners and stockholders of record who owned our common stock at the close of business on April 27, 2023. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I Receive a Notice of Internet Availability of Proxy Materials in the Mail instead of a Full Set of Proxy Materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet free of charge or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically will remain in effect until the stockholder changes the stockholder’s election.

What Does it Mean if I Receive More than One Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on June 26, 2023, at 9:00 a.m. Pacific Daylight Time at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022. Information on how to vote in person at the Annual Meeting is discussed below.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock or Series A-1 Convertible Voting Preferred Stock (“Series A Preferred Stock”), or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock or Series A Preferred Stock are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

Who is Entitled to Vote?

The Board has fixed the close of business on April 27, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 15,233,836 shares of common stock outstanding and 30,190 shares of Series A Preferred Stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting. Each share of Series A Preferred Stock is entitled to vote together with the holders of common stock on an as-if-converted-to-Common-Stock basis. Pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations, the Series A Preferred Stock is convertible into an aggregate of 3,031,389 shares of common stock. Each holder of Series A Preferred Stock will be entitled to a number of votes equal to the number of shares of Series A Preferred Stock held by such holder, divided by the total number of shares of Series A Preferred Stock outstanding, multiplied by 3,031,389 shares. Notwithstanding the foregoing, the holders of the Series A Preferred Stock are not entitled to vote together with the holders of Common Stock on an as-if-converted-to-Common-Stock basis on Proposal No. 3.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Pacific Stock Transfer Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

What am I Voting on?

There are five (5) matters scheduled for a vote:

1. To elect four (4) members to our Board of Directors;

2. To ratify the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

3. To approve the Nasdaq 20% Issuance Proposal;

4. To approve the Reverse Stock Split Proposal; and

5. To approve the amendment and restatement of the 2021 Omnibus Equity Incentive Plan.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How Do I Vote?

Stockholders of Record

For your convenience, record holders of our common stock and Series A Preferred Stock have three methods of voting:

1. Vote by Internet. The website address for Internet voting is on your proxy card.

2. Vote by mail. Mark, date, sign and promptly mail the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3. Vote in person. Attend and vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name

For your convenience, beneficial owners of our common stock and Series A Preferred Stock have three methods of voting:

1. Vote by Internet. The website address for Internet voting is on your vote instruction form.

2. Vote by mail. Mark, date, sign and promptly mail your vote instruction form (a postage-paid envelope is provided for mailing in the United States).

3. Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by Internet, please DO NOT mail your proxy card.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board recommends on each of the enumerated proposals, with regard to any other matters that may be properly presented at the Annual Meeting and on all matters incident to the conduct of the Annual Meeting. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed proxy card in person. If you are a street name stockholder and wish to vote at the Annual Meeting, you will need to obtain a proxy form from the institution that holds your shares. All votes will be tabulated by the inspector of elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date. Holders of Series A Preferred Stock will be entitled to a number of votes as described above in the section titled “Who is Entitled to Vote?”

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote as of the Record Date, are represented in person or by proxy. Thus, 9,132,613 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1. “FOR” the election of each of the four (4) members to our Board of Directors;

2. “FOR” the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

3. “FOR” the approval of the Nasdaq 20% Issuance Proposal;

4. “FOR” the approval of the Reverse Stock Split Proposal; and

5. “FOR” the approval of the amendment and restatement of the 2021 Omnibus Equity Incentive Plan.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how its shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of the proxies.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “FOR,” “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” and “AGAINST,” abstentions and broker non-votes.

What is a Broker Non-Vote?

If your shares are held in street name, you must instruct the organization who holds your shares how to vote your shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your shares as recommended by the Board. If you do not provide voting instructions, your shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.” Because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, broker non-votes will not be included in the tabulation of the voting results of Proposal No. 3 and Proposal No. 5, and will be considered to have no effect on such proposals. However, because Proposal No. 4 requires an amendment to the Amended and Restated Certificate of Incorporation, Proposal No. 4 must be approved by a majority of the outstanding shares entitled to vote on the proposal. Therefore, broker non-votes will have the effect of a vote “AGAINST” Proposal No. 4.

Brokers cannot use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. However, our By-Laws provide that an action of our stockholders (other than the election of directors) is only approved if a majority of the number of shares of stock present and entitled to vote thereat vote in favor of such action.

How Many Votes are Needed for Each Proposal to Pass?

Proposal	Vote Required
Election of each of the four (4) members to our Board of Directors	Plurality of the votes cast (the four directors receiving the most “FOR” votes)

Ratification of the Appointment of Mayer Hoffman McCann P.C. as our Independent Registered Public Accounting Firm for our Fiscal Year Ending December 31, 2023	A majority of the votes entitled to vote thereon and present at the Annual Meeting

Approval of the Nasdaq 20% Issuance Proposal	A majority of the votes entitled to vote thereon and present at the Annual Meeting

Approval of the Reverse Stock Split Proposal	Affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote, voting together as a single class

Approval of the amendment and restatement of the 2021 Omnibus Equity Incentive Plan	A majority of the votes entitled to vote thereon and present at the Annual Meeting

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Secretary of the Company, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022, Attention: Secretary. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are Stockholder Proposals Due for the 2024 Annual Meeting?

Our bylaws provide that, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting, the stockholder must have given timely advance notice of the proposal or nomination in writing to our Corporate Secretary.

To be timely for the 2024 Annual Meeting of Stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between February 27, 2024 and March 28, 2024. A stockholder’s notice to the Corporate Secretary must set forth the information required by our bylaws as to each matter the stockholder proposes to bring before the 2024 Annual Meeting of Stockholders.

Any appropriate proposal submitted by a stockholder pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be presented at the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) must be submitted in writing to our Secretary at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, and received no later than December 30, 2023, to be includable in our proxy statement and related proxy for the 2024 Annual Meeting. However, if the date of the 2024 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, June 26, 2024, to be considered for inclusion in proxy materials for our 2024 Annual Meeting, a stockholder proposal must be submitted in writing to our Secretary at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, a reasonable time before we begin to print and send our proxy materials for the 2024 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than our director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and which notice is postmarked or transmitted electronically to us at our principal executive office no later than April 27, 2024, which is 60 days prior to the first anniversary of the Annual Meeting. However, if the date of the 2024 Annual Meeting is changed by more than 30 days from this year’s annual meeting, then such notice must be provided by the later of 60 days prior to the date of the 2024 Annual Meeting or the 10th day following the day on which we make public announcement of the date of the 2024 Annual Meeting.

Do the Company’s Officers and Directors have an Interest in Any of the Matters to Be Acted Upon at the Annual Meeting?

Members of the Board have an interest in Proposal 1. We do not believe members of the Board or executive officers of the Company have any interest in Proposal 2, Proposal 3 or Proposal 4 that are different from or greater than those of any other of our stockholders. Members of the Board and executive officers of the Company have an interest in Proposal 5 as it relates to a compensatory plan in which our directors and executive officers participate.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that is applicable to our directors, officers and employees and is designed to deter wrongdoing and to promote:

●	honest and ethical conduct;

●	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with the SEC and in other public communications;

●	compliance with applicable laws, rules and regulations, including insider trading compliance; and

●	accountability for adherence to the code and prompt internal reporting of violations of the code, including illegal or unethical behavior regarding accounting or auditing practices.

You may obtain a copy of our Code of Business Conduct and Ethics on our website at https://ir.unicycive.com/corporate-governance/governance-documents under Investor Relations – Governance. A copy of our Code of Business Conduct and Ethics may also be obtained without charge upon written request to Secretary, Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022. The Board of Directors has designated the Audit Committee to be responsible for reviewing the Code of Business Conduct and Ethics and making any appropriate updates or amendments. We intend to disclose any changes in this code or waivers from this code that apply to our principal executive officer, principal financial officer, or principal accounting officer by posting such information to our website or by filing with the SEC a Current Report on Form 8-K, in each case if such disclosure is required by SEC or Nasdaq rules.

Board Composition and Leadership Structure

Our Chairman of the Board of Directors, Dr. Gupta, also serves as our Chief Executive Officer and President. Our Board of Directors has determined that this leadership structure is appropriate and effective for Unicycive at this time. This structure effectively utilizes Dr. Gupta’s knowledge of Unicycive and the industry in which we operate, while fostering greater communication and producing a greater degree of transparency between management and our directors.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of major financial risk exposures, internal control over financial reporting, disclosure controls and procedures, legal and regulatory compliance and cybersecurity and data privacy. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Director Independence

Our common stock is listed on the Nasdaq Capital Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Governance Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that Dr. Laumas, Dr. Ryan, and Dr. Aggarwal, representing three of our four incumbent directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Committees of our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee, each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available without charge on our website at https://ir.unicycive.com/corporate-governance/governance-documents.

Audit Committee

The Audit Committee’s responsibilities include, among other things: (i) selecting and retaining an independent registered public accounting firm to act as our independent auditors, setting the compensation for our independent auditors, overseeing the work done by our independent auditors and terminating our independent auditors, if necessary, (ii) periodically evaluating the qualifications, performance and independence of our independent auditors, (iii) pre-approving all auditing and permitted non-audit services to be provided by our independent auditors, (iv) reviewing with management and our independent auditors our annual audited financial statements and our quarterly reports prior to filing such reports with the SEC, including the results of our independent auditors’ review of our quarterly financial statements, and (v) reviewing with management and our independent auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements. The Audit Committee also prepares the Audit Committee report that is required to be included in our annual proxy statement pursuant to the rules of the SEC.

As of December 31, 2022, the Audit Committee consisted of Dr. Laumas, chairman of the Audit Committee, Dr. Ryan, and Dr. Schiller. Under the applicable rules and regulations of Nasdaq, each member of a company’s audit committee must be considered independent in accordance with Nasdaq Listing Rule 5605(c)(2)(A)(i) and (ii) and Rule 10A-3(b)(1) under the Exchange Act. The Board has determined that each of Dr. Laumas, Dr. Ryan, and Dr. Schiller is “independent” as that term is defined under applicable Nasdaq and SEC rules. Dr. Laumas is our audit committee financial expert.

Compensation Committee

The purpose of the Compensation Committee is to discharge the Board’s responsibilities relating to compensation of our directors and executive officers. The Compensation Committee has responsibility for, among other things, (i) recommending to the Board for approval the overall compensation philosophy for our company and periodically reviewing the overall compensation philosophy for all employees to ensure it is appropriate and does not incentivize unnecessary and excessive risk taking, (ii) reviewing annually and making recommendations to the Board for approval, as necessary or appropriate, with respect to our compensation plans, (iii) based on an annual review, determining and approving, or at the discretion of the Compensation Committee, recommending to the Board for determination and approval, the compensation and other terms of employment of each of our officers, (iv) reviewing and making recommendations to the Board with respect to the compensation of directors, (v) overseeing our regulatory compliance with respect to compensation matters, (vi) reviewing and discussing with management, prior to the filing of our annual proxy statement or annual report on Form 10-K, our disclosure relating to executive compensation, including our Compensation Discussion and Analysis and executive and director compensation tables as required by SEC rules, and (vii) preparing an annual report regarding executive compensation for inclusion in our annual proxy statement or our annual report on Form 10-K. The Compensation Committee has the power to form one or more subcommittees, each of which may take such actions as may be delegated by the Compensation Committee.

The charter of the Compensation Committee grants the Compensation Committee authority to select, retain, compensate, oversee and terminate any compensation consultant to be used to assist in the evaluation of director, chief executive officer, officer and our other compensation and benefit plans and to approve the compensation consultant’s fees and other retention terms. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any internal or external legal, accounting or other advisors and consultants retained by the Compensation Committee. The Compensation Committee may also select or retain advice and assistance from an internal or external legal, accounting or other advisor as the Compensation Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities and will have the direct responsibility to appoint, compensate and oversee any such advisor.

During fiscal year 2022, we did not engage a compensation consultant. As part of our annual compensation review, we engaged a compensation consultant in March 2023 to assess and advise the Company with respect to compensation matters.

As of December 31, 2022, the Compensation Committee consisted of Dr. Ryan, chairman of the Compensation Committee, and Dr. Laumas. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Nominating and Governance Committee

The Nominating and Governance Committee has responsibility for assisting the Board in, among other things, (i) effecting Board organization, membership and function, including identifying qualified board nominees, (ii) effecting the organization, membership and function of the committees of the Board, including the composition of the committees of the Board and recommending qualified candidates for the committees of the Board, (iii) evaluating and providing successor planning for the chief executive officer and our other executive officers, (iv) identifying and evaluating candidates for director in accordance with certain general and specific criteria, (v) developing and recommending to the Board corporate governance guidelines and any changes thereto, setting forth the corporate governance principles applicable to us, and overseeing compliance with the corporate governance guidelines, and (vi) reviewing potential conflicts of interest involving directors and determining whether such directors may vote on issues as to which there may be a conflict. As of December 31, 2022, the Nominating and Governance Committee consisted of Dr. Schiller, chairman of the Nominating and Governance Committee, and Dr. Ryan. The Board has determined that all of the members are “independent” under Nasdaq Listing Rule 5605(a)(2).

Anti-hedging

Our insider trading policy prohibits employees, advisors, officers, directors and consultants of the Company, members of their immediate families, and corporations, partnerships or similar entities which such persons influence or control (collectively, “Covered Persons”) from entering into hedging or derivative transactions, including purchasing financial instruments (such as prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s securities. Our chief compliance officer has the authority to grant exceptions to the prohibition against pledges where a Covered Person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Family Relationships and Other Arrangements

There are no family relationships among our directors and executive officers. There are no arrangements or understandings between or among our executive officers and directors pursuant to which any director or executive officer was or is to be selected as a director or executive officer.

Material Proceedings

There have been no material proceedings to which any director, executive officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, executive officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. None of our current directors or executive officers have been, during the past 10 years, involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2022, Drs. Ryan and Laumas served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation Committee or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2022.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During fiscal year 2022, the Board of Directors held 3 meetings including telephonic meetings; the Audit Committee held 1 meeting; the Compensation Committee held no meetings; and the Nominating and Governance Committee held no meetings. During fiscal year 2022, none of the directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. Though we do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors, all of our directors attended the 2022 annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chair) may do so by letters addressed to:

Unicycive Therapeutics, Inc.

c/o Secretary

4300 El Camino Real, Suite 210

Los Altos, CA 94022

All communications by letter addressed to the attention of our Secretary will be reviewed by the Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Governance Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Nominating and Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages selection of directors who will contribute to the company’s overall corporate goals. The Nominating and Governance Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as breadth of experience, knowledge about our business and industry, diversity of viewpoint (including diversity of race, ethnicity, gender, age, education, cultural background and professional experience), career specialization, relevant technical, leadership or governance skills, or financial acumen, willingness and ability to devote adequate time and effort to the Board of Directors, ability to contribute to the Board of Directors’ overall effectiveness, and the needs of the Board of Directors and its committees. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our corporate governance guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our corporate governance guidelines, there are no limits term that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Governance Committee considers director tenure. We value diversity on a company-wide basis but have not adopted a specific policy regarding Board diversity.

The Nominating and Governance Committee considers stockholder nominees made in accordance with our bylaws, and evaluates candidates recommended by stockholders in the same manner as all other candidates brought to the attention of the Nominating and Governance Committee. Stockholder recommendations may be submitted to the Nominating and Governance Committee in care of the Corporate Secretary at the address set forth under “Communication with Directors.”

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect four (4) directors to hold office until the 2024 Annual Meeting. Directors are elected by a plurality of votes cast by stockholders. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected. Dr. Brigitte Schiller declined to be re-nominated for election to the Board.

Assuming a quorum is present, the four (4) nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to serve for a one-year term. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information with Respect to Director Nominees

Listed below are the current directors who are nominated to hold office until their successors are elected and qualified, and their ages as of April 27, 2023.

Name	Age
Shalabh Gupta, M.D.	50
Sandeep Laumas, M.D.	55
John Ryan, M.D., Ph.D.	80
Gaurav Aggarwal, M.D.	50

Shalabh Gupta, M.D. - Chief Executive Officer, President and Director

Shalabh Gupta, MD, is the founder of Unicycive and has served as Chief Executive Officer, President, and director since August 2016. Previously, Dr. Gupta served in various other roles, including founder and Chief Executive Officer of Biocycive Inc.; a commercial strategy role at Genentech, Inc.; equity research covering US pharmaceutical companies at UBS Investment Bank; and as an equity research role covering biotechnology companies at Rodman & Renshaw (currently H.C. Wainwright). Dr. Gupta previously served as a medical advisor to Synageva BioPharma Corporation and as an advisor to New York University (“NYU”) Langone Medical Center’s Office of Technology Transfer. Dr. Gupta is also the founder and Chief Executive Officer of Globavir, a company with a diagnostic platform technology licensed from Stanford University, which was partnered with Bio-Rad (NASDAQ: BIO) in 2016 and later with Cepheid (now part of Danaher Corporation, NYSE: DHR). Bio-Rad currently sells this technology as part of their RUO (Research Use Only) kits and Danaher is advancing diagnostic technology through the regulatory approval process throughout the world. Dr. Gupta is an advisor to the UCSF Innovation Center, a role he has held since 2020. Since 2012, Dr. Gupta has also been an advisor to SPARK, Stanford University School of Medicine. Dr. Gupta previously served on the board of directors of the Beall Center for Innovation and Entrepreneurship at the University of California Irvine, Paul Merage School of Business. Before his roles in business and finance, Dr. Gupta was an attending physician at NYU Medical Center and a clinical faculty member at the NYU School of Medicine. Dr. Gupta was a board-certified physician, and he currently holds a license from the California State Medical Board. Dr. Gupta completed his internship in Internal Medicine, medical residency in Physical Medicine and Rehabilitation, and research fellowship in Cardiopulmonary Rehabilitation at NYU School of Medicine. Dr. Gupta received his MPA in Health Care Finance and Management from NYU’s Robert F. Wagner Graduate School of Public Service and his MD from Jawaharlal Institute of Postgraduate Medical Education & Research, India. Dr. Gupta has been in several leadership roles throughout his academic and professional career. He was elected president of the Resident Physicians Council, representing approximately 1,500 resident physicians in physical medicine and rehabilitation across the U.S. during his residency training. He was also elected to the Board of Directors at the Wagner Alumni Association.

Sandeep Laumas, M.D.  – Independent Director

Dr. Sandeep Laumas has served as our director since 2018. In 2008, Dr. Laumas founded Bearing Circle Capital, an investment vehicle and has served as its Managing Director since such time. Dr. Laumas has served as the Chief Financial Officer since February 2021 and Chief Business Officer since June 2020 of Instil Bio, Inc., a clinical-stage biopharmaceutical company. He served as a member of the board of directors of 9 Meters Biopharma, Inc. from May 2020 until June 2021 and previously served as the Executive Chairman from January 2014 to April 2020, including as the Chief Executive Officer from February 2019 to April 2020. Dr. Laumas began his career at Goldman Sachs & Co. in 1996 as an equity analyst in the healthcare investment banking division working on mergers & acquisitions and corporate finance transactions before transitioning to the healthcare equity research division. After leaving Goldman Sachs in 2000, Dr. Laumas moved to the buy side as an analyst at Balyasny Asset Management from 2001 to 2003. Dr. Laumas was a Managing Director of North Sound Capital from 2003 to 2007, where he was responsible for the global healthcare investment portfolio. He served as a member of the board of directors of 9 Meters Biopharma, Inc. from May 2020 until June 2021 and previously served as the Executive Chairman from January 2014 to April 2020, including as the Chief Executive Officer from February 2019 to April 2020. Dr. Laumas has served as a member of the board of directors and chairman of the audit committee of BioXcel Therapeutics, Inc. since September 2017. Dr. Laumas has also been a director of Globavir Biosciences, Inc. since 2015. Dr. Laumas received his A.B. in Chemistry from Cornell University in 1990, M.D. from Albany Medical College in 1995 with a research year at the Dana-Farber Cancer Institute and completed his medical internship in 1996 from the Yale University School of Medicine. We believe Dr. Laumas is qualified to serve as a member of our board of directors because his vast industry perspective in both public and private investments and financial transactions in the healthcare arena.

John Ryan, M.D., Ph.D. – Independent Director

Dr. John Ryan has served as our director since 2018. From 2011 until 2021, Dr. Ryan has served as Executive Vice President, Chief Medical Officer of Kadmon Holdings, Inc., a biopharmaceutical company engaged in the discovery, development and commercialization of small molecules and biologics. From 2009 until 2011, Dr. Ryan served as Senior Vice President and Chief Medical Officer of Cerulean Pharma, Inc., a publicly traded pharmaceutical company, and from 2006 until 2009, he served as Chief Medical Officer at Aveo Pharmaceuticals, Inc., a biopharmaceutical company seeking to advance targeted medicines for oncology and other unmet medical needs. From 1995 until 2006, Dr. Ryan served as Senior Vice President of Translational Research at Wyeth (formerly Genetics Institute), where he served as head of the Department of Experimental Medicine. Dr. Ryan also served as an Executive Director of Clinical Research at Merck Research Laboratories from 1989 to 1995 and he previously served on the scientific advisory boards of ArQule, Inc. and Expression Analysis, Inc. Dr. Ryan has also been a director of Globavir Biosciences, Inc. since 2014. Dr. Ryan received his B.S. and his Ph.D. from Yale University. Dr. Ryan received his M.D. from the University of California, San Diego. We believe Dr. Ryan is qualified to serve as a member of our board of directors because of his clinical background and extensive experience in running clinical development programs and getting drugs through the FDA approval process.

Gaurav Aggarwal, M.D. – Independent Director

Dr. Gaurav Aggarwal has served as our director since 2023. Dr. Aggarwal has served as a Managing Director of Vivo Capital LLC, a healthcare focused investment firm, since October 2016 where he focuses on investments in life sciences companies. Dr. Aggarwal previously served as the Chief Business Officer of Ocera Therapeutics, Inc. from April 2014 through October 2016. From January 2013 through December 2013, Dr. Aggarwal served as Managing Director of Investor Growth Capital. From August 2006 through December 2012, Dr. Aggarwal served as a Principal and Partner at Panorama Capital, L.P., a venture capital fund. From March 2004 to August 2006, Dr. Aggarwal was an associate with JPMorgan Partners, LLC, a private equity division of JPMorgan Chase & Co. Prior to joining JP Morgan Partners, LLC, Dr. Aggarwal focused on venture capital investments in biopharmaceutical and medical device companies at KBL Healthcare Ventures and Wasserstein Perrella & Co. Dr. Aggarwal previously served on the boards of directors of Sierra Oncology, Inc. (acquired by GlaxoSmithKline plc), Hyperion Therapeutics, Inc. (acquired by Horizon Pharma) and Microlin Bio, Inc. Dr. Aggarwal received a M.D. from Columbia University, College of Physicians & Surgeons, and his B.S. in Agricultural Economics from Cornell University. Our Board of Directors believes that Dr. Aggarwal should serve as a director based upon his experience in the biopharmaceutical and venture capital industries. Dr. Aggarwal was recommended for appointment as a director by Vivo Opportunity, LLC, the general partner of Vivo Opportunity Fund, L.P, who purchased securities in the Company’s March 2023 private placement offering. Dr. Aggarwal serves as a managing member of Vivo Opportunity, LLC.

The following matrix highlights the mix of key skills, qualities, attributes, and experiences of the nominees that, among other factors, led the Board and the Nominating Committee to recommend these nominees for election to the Board. The matrix is intended to depict notable areas of focus for each director. This matrix is intended as a high-level summary and not an exhaustive list of each director’s skills or contributions to the Board. Not having a mark does not mean that a particular director does not possess that qualification or skill. The demographic information presented below is based on voluntary self-identification by each nominee.

Director Skills and Demographic Matrix

	Gaurav Aggarwal, M.D.	Shalabh Gupta, M.D.	Sandeep Laumas, M.D.	John Ryan, M.D., Ph.D.
Corporate Governance	X	X	X	X
Financial	X	X	X
Business Operations	X	X	X	X
Industry Knowledge	X	X	X	X
Risk Management	X	X	X	X
Gender	Male	Male	Male	Male
Race/Ethnicity	Asian	Asian	Asian	White

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL NO. 1.

EXECUTIVE OFFICERS

The names of our current executive officers, their ages as of April 27, 2023, and their positions are shown below.

Name of Executive Officer	Age	Position	Executive Officer Since
Shalabh Gupta, M.D.	50	President, Chief Executive Officer and Chairman of the Board	2016
Pramod Gupta, Ph.D.	63	Executive Vice President, Pharmaceutical and Business Operations	2020
John Townsend	61	Chief Financial Officer	2021
Doug Jermasek	62	Executive Vice President, Corporate Strategy	2021

Biographical summaries of each of our executive officers who are not also members of our Board of Directors are included below.

Pramod Gupta, Ph.D. Mr. Gupta has served as our Executive Vice President, Pharmaceutical and Business Operations since September 2020. Mr. Gupta is a pharmaceutical executive with 30 years’ experience at large as well as small companies. He has extensive experience in drug development, regulatory requirements and drug approvals globally. He has led development/approval/launch of over 40 products by leveraging external partnerships/technologies/business solutions. Previously Mr. Gupta served as the Senior Vice President at Spectrum Pharmaceuticals from January 2011 to April 2018, Vice President at Bausch & Lomb from May 2005 to August 2009, and at positions of increasing responsibilities at Baxter, TAP Pharmaceuticals and Abbott Laboratories. He has published more than 50 scientific papers and 2 scientific books, and holds 14 patents. He completed his PhD from the University of Otago New Zealand.

John Townsend. Mr. Townsend has served as our Chief Financial Officer since March 2021, and he previously served as Vice President Finance and Chief Accounting Officer in a consulting role since September 2020. He has over 25 years of public and private company experience in industries including biotechnology, medical devices, and high-tech electronics manufacturing. Before joining the Company, Mr. Townsend worked at Guardion Health Sciences, a medical foods company from 2016 to 2020. From 2005 until 2015, he worked at Cytori Therapeutics, Inc., a stem cell therapy company. From 1996 to 2005, he worked at several high-tech companies, and he started his career at Deloitte (formerly Deloitte and Touche) after graduating from San Diego State University in 1993. Mr. Townsend is a Certified Public Accountant in the state of California.

Doug Jermasek. Mr. Jermasek has served as our Executive Vice President, Corporate Strategy since November 2021. Mr. Jermasek is a seasoned biopharmaceutical executive with over 25 years of commercial leadership experience in both U.S. and international markets. Most recently, he served as Senior Vice President, Marketing and Strategy at Akebia Therapeutics, a role he assumed after the merger with Keryx Biopharmaceuticals. Previously he spent over a decade at Genzyme (a Sanofi Company) culminating as Senior Vice President and General Manager, Head of Renal Global Business Unit. In that role, he drove sales of over $1 billion, establishing Renvela® as the standard of care for the treatment of hyperphosphatemia for patients with chronic kidney disease (CKD) and achieving “blockbuster” status globally. Earlier, he held management positions of progressive responsibility at Intercept Pharmaceuticals, Prometheus Laboratories, Agouron Pharmaceuticals, and Abbott Laboratories. Mr. Jermasek holds a Master’s degree in Business Administration from the Marriott School of Management at Brigham Young University and a Bachelor’s degree in Biological Science also from BYU.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid or accrued during the years ended December 31, 2021 and 2022 to our named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards (2) ($)	All Other Compensation (3) ($)	Total ($)
Shalabh Gupta, M.D.,	2022	550,000	908,012	53,723	-	1,511,735
Chief Executive Officer	2021	669,775	124,187	330,729	-	1,124,691

Pramod Gupta, Ph.D.,	2022	450,000	329,178	17,491	-	796,669
Executive VP Pharmaceutical and Business Operations	2021	187,500	-	231,555	68,750	487,805

Doug Jermasek,	2022	330,000	100,808	34,357	-	465,165
Executive VP, Corporate Strategy

(1)	Represents payments of discretionary bonuses for performance during the applicable years and discretionary payments as determined by the Board and as further described below in Bonus Arrangements. Bonuses in respect of fiscal year ended on December 31, 2022 have been accrued and included in the amounts reported and were paid in March 2023.

(2)	Represents the aggregate grant date fair values of stock option awards in accordance with FASB ASC No. 718-10. These values have been determined under the principles used to calculate the grant date fair market value of equity awards for purposes of the Company’s financial statements. See Note 11, “Stock-based Compensation” in the Notes to the Annual Report on Company’s Form 10-K for the year ended 2022 filed with the SEC on March 31, 2023 for more information regarding the Company’s accounting for share-based compensation plans.

(3)	Represents consulting fees earned in connection to consulting services provided to the Company prior to commencing formal employment with the Company.

Employment Agreements

Shalabh Gupta

On May 18, 2021, we entered into an employment agreement with Dr. Gupta, pursuant to which Dr. Gupta serves as our Founder and Chief Executive Officer. Dr. Gupta’s employment agreement provides for an annual base salary of $550,000 and provides that Dr. Gupta will be eligible for an annual discretionary bonus, with a target equal to 100% of his base salary, based on the achievement of certain performance objectives established by our Board of Directors. In accordance with the terms of Dr. Gupta’s employment agreement, he received a one-time equity grant of 116,279 stock options, which shall vest over a period of three years from the date of grant. In addition, Dr. Gupta’s employment agreement contains standard non-competition and non-solicitation provisions. Dr. Gupta is also eligible to receive additional equity-based compensation awards as the Company may grant from time to time. Dr. Gupta’s employment agreement further provides for standard expense reimbursement, vacation time and other standard executive benefits.

Pursuant to Dr. Gupta’s employment agreement, in the event his employment is terminated without cause, due to a non-renewal by the Company, or if he resigns for “good reason” (in each case, other than within twelve (12) months following a change in control), Dr. Gupta is entitled to (i) a cash payment equal to one and one-half (1.5) times the sum of his (x) annual base salary and (y) target bonus in effect on his last day of employment; (ii) continuation of health benefits for a period of 18 months; (iii) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (iv) a lump sum payment equal to the amount of annual bonus that was accrued through the date of termination for the year in which employment ends; and (v) subject to Dr. Gupta’s compliance with his restrictive covenants, the outstanding and unvested portion of any time-vesting equity award that would have vested during the one (1) year period following Dr. Gupta’s termination had he remained an employee shall automatically vest upon his termination date.

In the event that Dr. Gupta’s employment is terminated due to his death or disability, he will be entitled to receive (i) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (ii) a lump sum payment equal to the amount of annual bonus that was accrued for the year in which employment ends; and (iii) the acceleration and vesting in full of any then outstanding and unvested portion of any time-vesting equity award granted to him by the Company.

In the event that Dr. Gupta’s employment is terminated due to his non-renewal or resignation without “good reason,” he will be entitled to receive a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination.

In the event that Dr. Gupta’s employment is terminated by the Company without cause, due to non-renewal by the Company, or if he resigns for “good reason,” in each case within twelve (12) months following a change in control, Dr. Gupta is entitled to (i) a cash payment equal to two (2) times the sum of his (x) annual base salary and (y) target bonus in effect on his last day of employment; (ii) continuation of health benefits for a period of 24 months; (iii) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (iv) a lump sum payment equal to the amount of annual bonus that was accrued for the year in which employment ends prior to the date of termination; and (v) the acceleration and vesting in full of any then outstanding and unvested portion of any time-vesting equity award granted to him by the Company.

Pramod Gupta

On March 22, 2021 (as amended April 28, 2021), we entered into an employment agreement with Mr. Gupta, pursuant to which Mr. Gupta serves as our Executive Vice President, Pharmaceutical and Business Operations. Mr. Gupta’s employment agreement provides for an annual base salary of $450,000 and provides that Mr. Gupta will be eligible for an annual discretionary bonus, with a target amount equal to 50% of his base salary, based on the achievement of certain performance objectives established by our Board of Directors. In accordance with the terms of Mr. Gupta’s employment agreement, he received a one-time equity grant of 34,884 stock options, which shall vest over a period of three years from the date of grant. In addition, Mr. Gupta’s employment agreement contains standard non-competition and non-solicitation provisions. Mr. Gupta is also eligible to receive additional equity-based compensation awards as the Company may grant from time to time. Mr. Gupta’s employment agreement further provides for standard expense reimbursement, vacation time and other standard executive benefits.

Pursuant to Mr. Gupta’s employment agreement, in the event his employment is terminated without cause, due to non-renewal by the Company, or if he resigns for “good reason,” (in each case, other than within twelve (12) months following a change in control), Mr. Gupta is entitled to (i) a cash payment equal to the sum of his (x) annual base salary and (y) target bonus in effect on his last day of employment; (ii) continuation of health benefits for a period of 12 months; (iii) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (iv) a lump sum payment equal to the amount of annual bonus that was accrued through the date of termination for the year in which employment ends; and (v) subject to Mr. Gupta’s compliance with his restrictive covenants, the outstanding and unvested portion of any time-vesting equity award that would vest on the next vesting date shall automatically vest upon his termination date, multiplied by a fraction, where the numerator is the number of days Mr. Gupta was employed since the last vesting date (or the date of grant, if such termination occurs prior to the first vesting date applicable to any such award) and the denominator is the total number of days since the last vesting date (or the date of grant, if such termination occurs prior to the first vesting date applicable to any such award) until the next vesting date.

In the event that Mr. Gupta’s employment is terminated due to his death or disability, he will be entitled to receive (i) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (ii) a lump sum payment equal to the amount of annual bonus that was accrued for the year in which employment ends; and (iii) the acceleration and vesting in full of any then outstanding and unvested portion of any time-vesting equity award granted to him by the Company.

In the event that Mr. Gupta’s employment is terminated due to his non-renewal or resignation without “good reason,” he will be entitled to receive a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination.

In the event that Mr. Gupta’s employment is terminated by the Company without cause, due to non-renewal by the Company, or if he resigns for “good reason,” in each case within twelve (12) months following a change in control, Mr. Gupta is entitled to (i) a cash payment equal to the sum of his (x) annual base salary and (y) target bonus in effect on his last day of employment; (ii) continuation of health benefits for a period of 12 months; (iii) a lump sum payment equal to the amount of any annual bonus earned with respect to a prior fiscal year, but unpaid as of the date of termination; (iv) a lump sum payment equal to the amount of annual bonus that was accrued for the year in which employment ends prior to the date of termination; and (v) the acceleration and vesting in full of any then outstanding and unvested portion of any time-vesting equity award granted to him by the Company.

Doug Jermasek

On November 11, 2021, we entered into an employment agreement with Mr. Jermasek, pursuant to which Mr. Jermasek serves as our Executive Vice President, Corporate Strategy. Mr. Jermasek’s employment agreement provides for an annual base salary of $330,000 and provides that Mr. Jermasek will be eligible for an annual discretionary bonus, with a target amount equal to 25% of his base salary, based on the achievement of certain performance objectives established by our Board of Directors. In accordance with the terms of Mr. Jermasek’s employment agreement, he received a one-time equity grant of 100,000 stock options, 25% of which vest and become exercisable on the first anniversary of the date of employment with the Company and the remaining 75% vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant. Mr. Jermasek is also eligible to receive additional equity-based compensation awards as the Company may grant from time to time. Mr. Jermasek’s employment agreement further provides for standard expense reimbursement, vacation time and other standard executive benefits.

Equity Grant Practices

2018 Equity Incentive Plan

In 2018, we adopted the 2018 Equity Incentive Plan (“2018 Plan”) which allowed for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and restricted stock units to the employees, members of the board of directors and consultants of the Company. As of July 15, 2021, no further awards may be issued under the 2018 Plan due to the adoption of the Company’s 2021 Plan (as defined below).

2019 Stock Option Plan

In October 2019, we adopted the 2019 Stock Option Plan (“2019 Plan”) which allowed for the granting of incentive stock options and non-qualified stock options to the employees, members of the board of directors and consultants of the Company. As of July 15, 2021, no further awards may be issued under the 2019 Plan due to the adoption of the Company’s 2021 Plan (as defined below).

2021 Omnibus Equity Incentive Plan

On July 15, 2021, in connection with the completion of the Company’s initial public offering, the Company adopted a new comprehensive equity incentive plan, the 2021 Omnibus Equity Incentive Plan (the “2021 Plan”). Following the effective date of the 2021 Plan, no further awards may be issued under the 2018 Plan or the 2019 Plan (collectively, the “Prior Plans”). However, all awards under the Prior Plans that are outstanding as of the effective date of the 2021 Plan will continue to be governed by the terms, conditions and procedures set forth in the Prior Plans and any applicable award agreements. The 2021 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards.

On April 17, 2023, our Board of Directors approved the Amended and Restated 2021 Plan (“Restated Plan”) (see Proposal 5 for more information) and recommended to our stockholders and the Annual Meeting to approve the Restated Plan increasing shares available for issuance under the Restated Plan in order to attract and retain such employees.

Bonus Arrangements

Pursuant to the terms of the executive employment agreements described above, the Company, through the Board, has the discretion to determine the amounts of the annual incentive bonus payments which executives may receive.

401(k) Plan and other Employee Benefit Plans

The Company maintains a defined contribution employee retirement plan, or 401(k) plan, for its employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan. The Company will match each participant’s contribution at 100% up to 4% of the employee’s eligible compensation. Employees, including the named executive officers, are eligible to participate in the 401(k) plan on the same terms as other full-time employees. In addition, all of our full-time employees, including the named executive officers, are eligible to participate in our health and welfare plans, including medical, dental, and vision benefits, health and dependent care flexible spending accounts, and disability and life insurance.

Perquisites

We do not view perquisites or other personal benefits as a significant component of our executive compensation program and do not provide material perquisites or personal benefits to our named executive officers.

Potential Payments Upon Termination or Change In Control

Other than the provisions of the executive severance benefits to which our named executive officers would be entitled to on December 31, 2022 as set forth above, we have no liabilities under termination or change in control conditions. We do not have a formal policy to determine executive severance benefits. Each executive severance arrangement is negotiated on an individual basis.

The table below estimates the current value of amounts payable to our named executive officer in the event that a termination of employment occurred on December 31, 2022. The closing price of our common stock, as reported on The Nasdaq Capital Market, was $0.54 on December 30, 2022. The following table excludes certain benefits, such as accrued vacation, that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change in control and/or the named executive officer’s qualifying separation from our Company. The table is merely an illustrative example of the impact of a hypothetical termination of employment or change in control and qualifying termination. The amounts that would actually be paid upon a termination of employment can only be determined at the time of such termination, based on the fact and circumstances then prevailing.

Shalabh Gupta

	Termination (1)
	By Unicycive Therapeutics Without Cause Outside a Change In Control (2)	By Unicycive Therapeutics Without Cause or by Dr. Gupta for Good Reason in Connection with a Change In Control (2)
Value of Equity Securities Accelerated	$0	$0
Cash Payments	2,200,000	2,750,000
Total Cash Benefits and Payments	$2,200,000	$2,750,000

(1)	Relates to the termination of the Shalabh Gupta Employment Agreement: (a) by us without cause other than within 12 months following a change of control that was pending during such 12 month period, (b) by Dr. Gupta for good reason other than within 12 months following a change of control, or (c) by us without cause at any time upon or within 12 months following a change of control.

(2)	Reflects the intrinsic value of the accelerated stock options (calculated using the “spread” between the exercise price of each stock option and the closing market price of the underlying securities on the last business day of the last completed fiscal year) Dr. Gupta is entitled to pursuant to the Shalabh Gupta Employment Agreement in the event that Dr. Gupta’s employment is terminated. All stock options have no intrinsic value because they are underwater.

Pramod Gupta

	Termination (1)
	By Unicycive Therapeutics Without Cause Outside a Change in Control (2)	By Unicycive Therapeutics Without Cause or by Dr. Gupta for Good Reason in Connection with a Change in Control (2)
Value of Equity Securities Accelerated	$0	$0
Cash Payments	900,000	900,000
Total Cash Benefits and Payments	$900,000	$900,000

(1)	Relates to the termination of the Pramod Gupta Employment Agreement: (a) by us without cause other than within 12 months following a change of control that was pending during such 12 month period, (b) by Dr. Gupta for good reason other than within 12 months following a change of control, or (c) by us without cause at any time upon or within 12 months following a change of control.

(2)	Reflects the intrinsic value of the accelerated stock options (calculated using the “spread” between the exercise price of each stock option and the closing market price of the underlying securities on the last business day of the last completed fiscal year) Dr. Gupta is entitled to pursuant to the Pramod Gupta Employment Agreement in the event that Dr. Gupta’s employment is terminated. All stock options have no intrinsic value because they are underwater.

Outstanding Equity Awards at December 31, 2022

The following table provides information regarding awards held by each of our named executive officers that were outstanding as of December 31, 2022.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) (Exercisable)		Number of Securities Underlying Unexercised Options (#) (Unexercisable)	Option Exercise Price ($)	Option Expiration Date
Shalabh Gupta, M.D.,	38,760	(1)	77,519	5.00	7/2031
Chief Executive Officer	0	(2)	86,000	0.75	11/2032

Pramod Gupta, Ph.D.,	41,424	(3)	10,902	3.27	10/2029
Executive VP Pharmaceutical and Business Operations	16,957	(4)	6,299	3.27	12/2029
	38,760	(5)	19,380	3.27	4/2030
	10,174	(6)	13,082	7.01	3/2031
	11,628	(7)	23,256	5.00	7/2031
	0	(8)	28,000	0.75	11/2032

Doug Jermasek,	29,166	(9)	70,834	2.56	10/2031
Executive VP, Corporate Strategy	0	(10)	55,000	0.75	11/2032

(1)

Dr. Gupta was granted 116,279 options on July 15, 2021. Provided Dr. Gupta remains a service provider to the Company, the shares vest as follows: one third of the shares vest and become exercisable on each of the first, second, and third anniversaries of the date of grant.

(2)

Dr. Gupta was granted 86,000 options on November 21, 2022. Provided Dr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(3)

Mr. Gupta was granted 52,326 options on October 1, 2019. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(4)

Mr. Gupta was granted 23,256 options on December 30, 2019. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(5)

Mr. Gupta was granted 58,140 options on April 6, 2020. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(6)

Mr. Gupta was granted 23,256 options on March 1, 2021. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(7)

Mr. Gupta was granted 34,884 options on July 15, 2021. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: one third of the shares vest and become exercisable on each of the first, second, and third anniversaries of the date of grant.

(8)

Mr. Gupta was granted 28,000 options on November 21, 2022. Provided Mr. Gupta remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(9)

Mr. Jermasek was granted 100,000 options on October 20, 2021. Provided Mr. Jermasek remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

(10)	Mr. Jermasek was granted 55,000 options on November 21, 2022. Provided Mr. Jermasek remains a service provider to the Company, the shares vest as follows: twenty five percent of the shares vest and become exercisable twelve months from the date of grant and the remaining seventy five percent vest and become exercisable in successive equal monthly installments thereafter, until the shares become fully vested and exercisable four years from the date of grant.

Non-Employee Director Compensation

The following table sets forth the total compensation paid or accrued during the year ended December 31, 2022 for each person who served as an independent non-employee director. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our Board in 2022. Directors who are also employees do not receive cash or equity compensation for service on our Board of Directors in addition to compensation payable for their service as employees of the Company. Directors are reimbursed for out-of-pocket expenses incurred for reasonable travel and other business expenses in connection with their service as directors.

Name	Fees earned or paid in cash ($) (1)	Stock Awards ($)	Option awards ($)	Total $
Sandeep Laumas, M.D.	60,000	-	-	60,000

John Ryan, M.D., Ph.D.	63,062	-	-	63,062

Brigitte Schiller, M.D.	55,500	-	-	55,500

(1)	The amounts in this column reflect the annual cash retainer payments earned for service as a non-employee director during 2022. Dr. Laumas was paid $60,000 as compensation for services as a member of the board of directors, chairman of the audit committee, and member of the compensation committee. Dr. Ryan was paid $63,062 as compensation for services as a member of the board of directors, chairman of the compensation committee, and member of the nomination and corporate governance committee. Dr. Schiller was paid $55,500 as compensation for services as a member of the board of directors, chairman of the nomination and corporate governance committee, and member of the audit committee.

Non-Employee Director Compensation Policy

We adopted a director compensation policy in April 2021 (the “Director Compensation Policy”). Beginning July 15, 2021, non-employee directors are entitled to receive $40,000 cash compensation per year for their service on the Board of Directors plus $15,000, $10,000, and $8,000 per year for service as a chairperson of the audit, compensation, or nominating and corporate governance committees, respectively. In addition, directors receive $7,500, $5,000, and $4,000 per year for service as a member (other than chairperson) of the audit, compensation, or nominating and corporate governance committees, respectively. On an annual basis, non-employee directors are entitled to receive an equity award valued at $50,000, which, subject to the non-employee director’s continued service, shall vest upon the one-year anniversary of the date of grant. The directors also receive reimbursement for expenses for reasonable travel expenses and other business expenses to attend board and committee meetings.

EQUITY COMPENSATION PLAN INFORMATION

We have one active equity compensation plan, the 2021 Omnibus Equity Incentive Plan (the “Plan”) that was adopted on July 15, 2021. The Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards. We have reserved an aggregate 1,302,326 shares of common stock for issuance under the Plan (approximately 352,938 shares remain available for issuance), subject to adjustment for stock dividends, reorganizations, or other changes in our capital structure. If the stockholders approve Proposal 5, we will have reserved an aggregate 12,775,996 shares of common stock for issuance under the Plan (approximately 11,826,608 shares will be available for issuance upon stockholder approval of the Restated Plan, assuming no issuances occur after the date of this Proxy Statement). Shares underlying any portion of an award that is cancelled, terminates, expires, or lapses for any reason are generally returned to the available pool under the Plan. Shares attributable to (a) shares of common stock upon the exercise of incentive stock options that are subsequently forfeited or repurchased, or (b) awards transferred under any award transfer program, shall not again be available for grant under the Plan.

We also have two inactive equity compensation plans previously adopted in 2018 and 2019 (collectively, the “Prior Plans”). Following the effective date of the Plan, no further awards may be issued under the Prior Plans. However, all awards under the Prior Plans that are outstanding as of the effective date of the Plan will continue to be governed by the terms, conditions and procedures set forth in the Prior Plans and any applicable award agreements.

The following table sets forth the aggregate number of shares of common stock subject to outstanding options, RSUs, warrants and other convertible securities into share rights, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants under the Plan and the Prior Plans as of December 31, 2022.

Plan Category	(A) Number of Shares to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#) (1)	(B) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(C) Number of Shares Remaining Available For Future Issuance Under Equity Incentive Plans (Excluding Shares Reflected in Column (A))
Equity incentive plans approved by stockholders	1,352,670	2.75	389,676
Equity incentive plans not approved by stockholders	-	-	-
TOTAL	1,352,670		389,676

(1)	Includes 10,000 shares subject to outstanding RSUs under the Plan. The weighted average exercise price in column (B) does not take these RSUs into account. Includes 430,020 shares of common stock subject to outstanding options granted from the Prior Plans and 912,650 shares of common stock subject to outstanding options granted from the 2021 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of shares of our common stock and Series A Preferred Stock as of the Record Date by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Percentage ownership of our common stock is based on 15,233,836 shares of our common stock outstanding on the Record Date and percentage ownership of our Series A Preferred Stock is based on 30,190 shares of our Series A Preferred Stock outstanding on the Record Date. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of the Record Date to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned	Shares of Series A-1 Preferred Stock (On An As-Converted to Common Stock Basis) Beneficial Ownership		Percentage of Series A-1 Preferred Stock Beneficially Owned
Directors and Named Executive Officers (1):
Shalabh Gupta, M.D.	5,907,609	(2)	38.7%	5,021		*
Doug Jermasek	107,899	(3)	*	5,021		*
Gaurav Aggarwal, M.D.	-		-	811,014		26.8	%(4)
John Ryan, M.D., Ph.D.	69,768	(5)	*	-		-
Sandeep Laumas, M.D.	117,443	(6)	*	-		-
Pramod Gupta, Ph.D.	132,025	(7)	*	2,008		*
Brigitte Schiller	59,620	(8)	*	-		-
All Officers and Directors as a Group (7 persons)	6,412,678		42.0	823,064		27.2%

5% Stockholders:
Rosalind Advisors, Inc.	969,484	(9)	6.4%	115,874		3.8%
Entities affiliated with Nantahala Capital Management, LLC	1,207,416	(10)	7.9%	579,267	(12)	19.1%
Armistice Capital, LLC	976,000	(11)	6.4%	-		-
Vivo Opportunity Fund Holdings, L.P.	-		-	811,014		26.8%
Entities affiliated with BVF Inc.	-		-	579,267	(13)	19.1%
RA Capital Healthcare Fund, L.P.	-		-	695,141		22.9%
Logos Opportunities Fund III LP	-		-	231,747		7.6%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022.

(2)	Includes 38,760 shares of common stock issuable upon exercise of vested stock options.

(3)	Includes 35,416 shares of common stock issuable upon exercise of vested stock options and 2,083 shares of common stock issuable upon exercise of stock options that will vest within 60 days of the Record Date.

(4)

Vivo Opportunity Fund Holdings, L.P. is the record holder of the securities. Mr. Aggarwal is a managing member of Vivo Opportunity, LLC, which is the general partner of Vivo Opportunity Fund Holdings, L.P. Mr. Aggarwal disclaims beneficial ownership over such securities except to the extent of his pecuniary interest therein, and the inclusion of such securities in this proxy statement shall not be deemed an admission of beneficial ownership of the reported securities for purposes of Section 16 or for any other purposes.

(5)	Includes 11,628 shares of common stock issuable upon exercise of vested stock options.

(6)	Includes 11,628 shares of common stock issuable upon exercise of vested stock options.

(7)	Includes 128,754 shares of common stock issuable upon exercise of vested stock options and 3,271 shares of common stock issuable upon exercise of stock options that vest within 60 days of the Record Date.

(8)	Includes 17,882 shares of common stock issuable upon exercise of vested stock options.

(9)	Based on a Schedule 13G/A filed with the SEC on January 20, 2022, reporting beneficial ownership as of December 31, 2021. Each of Rosalind Advisors, Inc., Rosalind Master Fund, L.P., Steven Salamon, and Gilad Aharon have shared voting and dispositive power with respect to these shares. The address for Rosalind Advisors, Inc., Mr. Salamon and Mr. Aharon is 175 Bloor Street East, Suite 1316, North Tower, Toronto, Ontario M4W 3R8, Canada. The address for Rosalind Master Fund, L.P. is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(10)	Based on a Schedule 13G/A filed with the SEC on February 14, 2023, reporting beneficial ownership as of December 31, 2022. Each of Nantahala Capital Management, LLC, Wilmot B. Harkey and Daniel Mack have shared voting and dispositive power with respect to these shares. The address of these stockholders is 130 Main St. 2nd Floor, New Canaan, CT 06840.

(11)	Based on a Schedule 13G/A filed with the SEC on February 14, 2023, reporting beneficial ownership as of December 31, 2022. Each of Armistice Capital, LLC and Steven Boyd have shared voting and dispositive power with respect to these shares. The address for each of these stockholders is Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, New York 10022.

(12)	Consists of (i) 302 shares of Series A-1 Preferred Stock held of record by Nantahala Capital Partners II Limited Partnership, 665 shares of Series A-1 Preferred Stock held of record by Nantahala Capital Partners Limited Partnership, 974 shares of Series A-1 Preferred Stock held of record by NCP RFM LP, 3,078 shares of Series A-1 Preferred Stock held of record by Blackwell Partners LLC – Series A, and 750 shares of Series A-1 Preferred Stock held of record by Pinehurst Partners, L.P. Wilmot Harkey, as the Manager of Nantahala Capital Management, LLC may also be deemed to beneficially own such securities. The parties hold shared voting and dispositive power over such shares. The business address for Nantahala Capital Partners II Limited Partnership, Nantahala Capital Partners Limited Partnership, and NCP RFM LP is 130 Main St., 2nd Floor, New Canaan, CT 06840. The business address for Blackwell Partners LLC – Series A is 280 South Mangum Street, Suite 210, Durham, NC 27701. The business address for Pinehurst Partners, L.P. is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801.

(13)	Consists of (i) 80 shares of Series A-1 Preferred Stock held of record by MSI BVF SPV, LLC, 3,081 shares of Series A-1 Preferred Stock held of record by Biotechnology Value Fund, L.P., 2,340 shares of Series A-1 Preferred Stock held of record by Biotechnology Value Fund II, L.P., and 268 shares of Series A-1 Preferred Stock held of record by Biotechnology Value Fund Trading Fund OS LP. Mark Lampert, as the President of BVF Inc., and Chief Executive Officer of certain entities affiliated with BVF Inc. may also be deemed to beneficially own such securities. The parties hold shared voting and dispositive power over such shares. The business address of each entity affiliated with BVF Inc. and Mr. Lampert is 44 Montgomery St, 40th Floor, San Francisco, CA 94104.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on copies of these reports provided to us and written representations that no other reports were required, we believe that these persons timely met all of the applicable Section 16(a) filing requirements during the fiscal year ended December 31, 2022, with the exception of the following: Brigitte Schiller had one late report on Form 4 which covered one transaction.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING

DECEMBER 31, 2023

The Board has appointed Mayer Hoffman McCann P.C. (“MHM”) to serve as our independent registered public accounting firm for the year ending December 31, 2023. MHM has acted as our auditor since 2019.

A representative of MHM is expected to be present via telephone conference at the Annual Meeting. He or she will have the opportunity to make a statement if desired and is expected to be available to respond to appropriate questions.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and the adoption and disclosure of our critical accounting estimates and generally oversees the relationship of the independent registered public accounting firm with Unicycive Therapeutics. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of our accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is the responsibility of our management to determine that our financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles. It is the responsibility of our independent registered public accounting firm to conduct the audit of our financial statements and disclosures. In giving its recommendation to the Board that our audited financial statements for the year ended December 31, 2022 be included in our Annual Report on Form 10-K for the year ended December 31, 2022, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles in the United States; and (2) the report of our independent registered public accounting firm with respect to such financial statements.

Principal Accountant Fees and Services

The following table sets forth the aggregate fees billed by MHM. Substantially all of MHM’s personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

	2021	2022

Audit fees	$347,411	$367,481
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-
Total	$347,411	$367,481

Audit Fees: Fees for audit services on an accrued basis.

Audit-Related Fees: Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.

Tax Fees: Fees for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees: All other fees billed by the auditor for products and services not included in the foregoing categories.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. In the fiscal years ended December 31, 2021 and 2022 all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

Required Vote

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders. If the appointment is not ratified, the Board will reconsider whether or not to retain MHM.

The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the ratification of the appointment of MHM as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MAYER HOFFMAN MCCANN P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL NO. 3

SECURITIES ISSUANCE PROPOSAL

On March 3, 2023, the Company entered into the Securities Purchase Agreement with the investors named therein. Pursuant to the Securities Purchase Agreement, the Company issued in a private placement 30,190 shares of its newly-authorized Series A-1 Preferred Stock. The Company received aggregate proceeds of $30,190,000 from the offering. A copy of the Securities Purchase Agreement is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on March 6, 2023.

Why We Are Seeking Shareholder Approval

Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in connection with a transaction other than a public offering at a price less than the “Minimum Price” which either alone or together with sales by officers, directors or substantial stockholders of the company equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. For Nasdaq purposes, “Minimum Price” means a price that is the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

In accordance with Nasdaq Listing Rule 5635(d), we are requesting stockholder approval of (A) the issuance of units (“Units”) upon conversion of the Series Convertible A-1 Preferred Stock, par value $0.001 per share (the “Series A-1 Preferred Stock”), each Unit consisting of (i) shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) and, if applicable, shares of Series A-2 Convertible Preferred Stock, par value $0.001 per share, of the Company (the “Series A-2 Preferred Stock”), in lieu of Common Stock, (ii) a tranche A warrant to acquire shares of Series A-3 Convertible Preferred Stock (the “Tranche A Warrant”), (iii) a tranche B warrant to acquire shares of Series A-4 Convertible Preferred Stock (the “Tranche B Warrant”), and (iv) a tranche C warrant to acquire shares of Series A-5 Convertible Preferred Stock (the “Tranche C Warrant”, together with the Tranche A Warrant and the Tranche B Warrant, the “Warrants”); (B) the issuance of the shares of Series A-3 Convertible Preferred Stock, par value $0.001 per share (the “Series A-3 Preferred Stock”), the shares of Series A-4 Convertible Preferred Stock, par value $0.001 per share (the “Series A-4 Preferred Stock”), the shares of Series A-5 Convertible Preferred Stock, par value $0.001 per share (the “Series A-5 Preferred Stock,” and together with the Series A-3 Preferred Stock and Series A-4 Preferred Stock, the “Preferred Warrant Shares”) upon exercise of the Warrants; and (C) the issuance of all shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock, Series A-2 Preferred Stock and the Preferred Warrant Shares, as required by the terms of the Certificate of Designation of Preferences, Rights and Limitations of our Series A Convertible Voting Preferred Stock and the terms of the Securities Purchase Agreement.

The approval sought under this Proposal No. 3 will be effective to satisfy the shareholder approval required by the terms of the Series A Preferred Stock and the requirements of Nasdaq Listing Rule 5635(d). The minimum vote which will constitute shareholder approval of this Proposal No. 3 is a majority of the total votes cast on Proposal No. 3 in person or by proxy at the Annual Meeting. Pursuant to the Certificate of Designation of Preferences, Rights and Limitation of the Series A Preferred Stock, the holders of the Series A Preferred Stock are not entitled to vote together with the Common Stock on an as-if-converted-to-Common-Stock-basis with regard to this Proposal 3.

Summary of Terms of the Series A Preferred Stock

The principal terms of the Series A Preferred Stock are summarized below. The form of the Certificate of Designation for the Series A Preferred Stock is attached as Exhibit A to this Proxy Statement. Terms capitalized in this section, but not defined, shall have the meanings given in the Certificate of Designation. You should read Exhibit A in its entirety and the following summary is qualified by reference to Exhibit A.

General. The Company’s Board of Directors designated 30,190 shares of its authorized and unissued preferred stock as Series A-1 Preferred Stock, 1,800,000 shares as Series A-2 Preferred Stock, 1,800,000 shares as Series A-3 Convertible Preferred Stock, 1,800,000 shares as Series A-4 Convertible Preferred Stock, and 3,600,000 shares as Series A-5 Convertible Preferred Stock, each with a stated value of $1,000 per share.

Dividends. Prior to the Stockholder Approval, dividends will accrue, on all issued and outstanding shares of Series A Preferred Stock, prior to and in preference to all other shares of capital stock of the Company, at an annual rate of eight percent (8%) compounded annually on the Original Per Share Price (plus any such accreted compounded amounts); provided that such annual dividend rate shall increase to fourteen percent (14%) if the Stockholder Approval is not obtained at the first meeting of stockholders following the Issuance Date (collectively, the “Accruing Dividends”). If such dividends are not declared and paid in cash, the dividend amounts will be added to the aggregate Liquidation Preference then outstanding of the Series A Preferred Stock (such dividends will accumulate and will be included (i) in the payments made upon redemption or Liquidation and (ii) for purposes of conversion and voting, but not to exceed 19.9% of the number of shares of Common Stock outstanding as of the Signing Date without the Stockholder Approval).

At all times following the Issuance Date, while shares of Series A Preferred Stock are issued and outstanding, holders of Series A Preferred Stock shall be entitled to receive, and the Company shall pay, dividends on shares of Series A Preferred Stock equal (on an as-if-converted-to-Common-Stock basis and without regard to any limitations on conversion set forth herein or otherwise) to and in the same form as dividends (other than dividends in the form of Common Stock, which shall be made in accordance with the terms of the Certificate of Designation) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends in the form of Common Stock, which shall be made in accordance with the terms of the Certificate of Designation) are paid on shares of the Common Stock.

Voting Rights. Subject to certain limitations described in the Certificate of Designation, the Series A Preferred Stock is voting stock. Holders of the Series A Preferred Stock are entitled to vote together with the Common Stock on an as-if-converted-to-Common-Stock basis. Holders of Common Stock are entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Accordingly, holders of Series A Preferred Stock will be entitled to one vote for each whole share of Common Stock into which their Series A Preferred Stock is then-convertible on all matters submitted to a vote of stockholders.

Unless and until the Company has obtained the Stockholder Approval, the number of shares of Common Stock that shall be deemed issued upon conversion of the Series A Preferred Stock (for purposes of calculating the number of aggregate votes that the holders of Series A Preferred Stock are entitled to on an as-converted basis) will be equal to that number of shares equal to 19.9% of the Company’s outstanding Common Stock as of the Signing Date (excluding for purposes of the calculation, any securities issued on the Signing Date) (the “Cap”), which each such holder being able to vote the number of shares of Series A Preferred Stock held by it relative to the total number of shares of Series A Preferred Stock then outstanding multiplied by the Cap. Notwithstanding the foregoing, the holders of the Series A Preferred Stock are not entitled to vote together with the Common Stock on an as-if-converted-to-Common-Stock-basis with regard to the approval of the issuance of Units upon conversion of the Series A-1 Preferred Stock and the issuance of all Common Stock upon conversion of the Series A Preferred Stock.

Liquidation. Prior to the Stockholder Approval, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, including a change of control transaction, or Deemed Liquidation Event (any such event, a “Liquidation”) the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, and in the event of a Deemed Liquidation Event, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or the other proceeds available for distribution to stockholders, before any payment shall be made to the holders of any other shares of capital stock of the Company by reason of their ownership thereof, an amount per share equal to the greater of (i) one times (1x) the Original Per Share Price, plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon (the “Liquidation Preference”) or (ii) such amount per share as would have been payable had all shares of Series A Preferred Stock been converted into Common Stock (without regard to any limitations on conversion set forth in the Certificate of Designation or otherwise) immediately prior to such Liquidation (the amount payable pursuant to this sentence is hereinafter referred to as the “Series A Liquidation Amount”). If upon any such Liquidation, the assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full Liquidation Preference, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. After the payment in full of all Series A Liquidation Amount, the remaining assets of the Company available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series A Preferred Stock pursuant to the Certificate of Designation shall be distributed among the holders of shares of Common Stock, pro rata based on the number of shares held by each such holder.

Following the Stockholder Approval, upon any Liquidation, the assets of the Company available for distribution to its stockholders shall be distributed among the holders of the shares of Series A Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Series A Preferred Stock as if they had been converted to Common Stock pursuant to the terms of the Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth in the Certificate of Designation or otherwise.

Conversion. Subject to the terms and limitations contained in the Certificate of Designation, the Series A-1 Preferred Stock issued in the Offering will not become convertible prior to the receipt of the Stockholder Approval. On the tenth (10th) Trading Day following the announcement of the Stockholder Approval, each share of Series A-1 Preferred Stock shall automatically convert into a Unit. Subject to the foregoing and the limitations set forth in the Certificate of Designation, at the option of the holder, each share of Series A-2 Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock or Series A-5 Convertible Preferred Stock shall be convertible into one share of Common Stock.

Redemption. Unless prohibited by Delaware law governing distributions to stockholders, in the event the Stockholder Approval is not obtained within one (1) year following the Issuance Date, shares of Series A Preferred Stock shall be redeemed by the Company at a price equal to the then Liquidation Preference at any time for up to three (3) years following the Issuance Date commencing not more than sixty (60) days after receipt by the Company at any time on or after the one (1) year anniversary of the Issuance Date of written notice from the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a single class (the “Redemption Request”) requesting redemption of all shares of Series A Preferred Stock (such date, the “Redemption Date”). Upon receipt of a Redemption Request, the Company shall apply all of its assets to any such redemption, and to no other corporate purpose, except to the extent prohibited by Delaware law governing distributions to stockholders. On the Redemption Date, the Company shall redeem, on a pro rata basis in accordance with the number of shares of Series A Preferred Stock owned by each holder, the total number of shares of Series A Preferred Stock outstanding immediately prior to the Redemption Date; provided, however, that Excluded Shares shall not be redeemed and shall be excluded from the calculations set forth in this sentence. If, on the Redemption Date, Delaware law governing distributions to stockholders prevents the Company from redeeming all shares of Series A Preferred Stock to be redeemed, the Company shall ratably redeem the maximum number of shares that it may redeem consistent with such law, and shall redeem the remaining shares as soon as it may lawfully do so under such law.

Impact of the Issuance of Common Stock on Existing Shareholders

Shareholder approval of this Proposal No. 3 would have the following effects:

Increased Dilution. The number of shares of our issued and outstanding Common Stock could be significantly increased if Proposal No. 3 is approved. Currently, no shares of Common Stock may be issued upon the conversion of any shares of Series A Preferred Stock. If this Proposal No. 3 is approved by the shareholders, that limitation would no longer be in effect and the 30,190 outstanding shares of Series A Preferred Stock could potentially be converted into 61,612,245 shares of Common Stock. Additional shares of Common Stock may also be issued upon conversion of other Series A Preferred Stock once issued.

Increased Number of Shares Available for Public Sale May Depress Market Price. Similarly, upon conversion of the Series A Preferred Stock there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock.

Potential Issuances of Shares of Common Stock May Discourage Strategic Transactions and Future Financings. The potential future increased issuance of shares of Common Stock under the Series A Preferred Stock may make it more difficult, or discourage an attempt, to obtain control of our Company by means of a merger, tender offer, proxy contest, or otherwise, and may make future financings more difficult.

Impact if Proposal No. 3 is Not Approved

Pursuant to the Securities Purchase Agreement, the Company is required to hold a shareholders’ meeting and to submit Proposal No. 3 for approval.

Dissenters’ Rights

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

Required Vote

Proposal No. 3 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes). Abstentions, broker non-votes and failures to vote will have no effect on this proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4

APPROVAL OF THE REVERSE STOCK SPLIT

On April 17, 2023, our board of directors approved an amendment to our Amended and Restated Certificate of Incorporation to combine the outstanding shares of our common stock into a lesser number of outstanding shares. If approved by the stockholders as proposed, the board of directors would have the sole discretion to effect the Reverse Stock Split, if at all, within one (1) year of the date the proposal is approved by stockholders and to fix the specific ratio within a range of one-for-two (1-for-2) to a maximum of a one-for-twenty (1-for-20) split. The board of directors has the discretion to abandon the amendment and not implement the Reverse Stock Split. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed. If implemented, the Reverse Stock Split will have the effect of decreasing the number of shares of our common stock issued and outstanding. Because the number of authorized shares of our common stock will not be reduced in connection with the Reverse Stock Split, the Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock available for issuance in the future.

Our board of directors may determine to effect the Reverse Stock Split, if it is approved by our stockholders, even if the other proposals to be acted upon at this Annual General Meeting are not approved.

The proposed form of amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split is attached as Exhibit B to this Proxy Statement. Any amendment to our Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

Maintain Nasdaq Listing

Currently, our Common Stock is listed on Nasdaq under the symbol “UNCY.” Nasdaq Listing Rule 5550(a)(2) requires that our Common Stock must maintain a minimum bid price in excess of $1.00 per share (the “Minimum Bid Price Requirement”). Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the Minimum Bid Price Requirement exists if the deficiency continues for a period of 30 consecutive trading days. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq, including the Minimum Bid Price Requirement.

On August 2, 2022, we received a deficiency letter from Nasdaq notifying us that, for 30 consecutive business days, the bid price of our Common Stock had closed below the $1.00 per share Minimum Bid Price Requirement for continued inclusion on Nasdaq. We were provided a compliance period of 180 calendar days, or until January 30, 2023, to regain compliance with the Minimum Bid Price Requirement.

On February 1, 2023, Nasdaq notified the Company that it had not regained compliance with the Rule and was not eligible for a second 180 day period since the Company did not comply with the minimum $5,000,000 stockholders’ equity initial listing requirement for The Nasdaq Capital Market.

The Company had requested a hearing before the Nasdaq Hearings Panel and on February 28, 2023, Nasdaq granted to the Company an exception until July 24, 2023 to effect a reverse stock split (if necessary) and thereafter regain compliance with the Rule.

On March 28, 2023, the Company received notice from Nasdaq that the Company had regained compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market.

Pursuant to Section 4.16 of the Securities Purchase Agreement between the Company and the investors named therein, as amended, the Company is required to seek stockholder approval for the Reverse Stock Split, among other things.

If our Common Stock is delisted from Nasdaq, the Board believes that the trading market for our Common Stock could become significantly less liquid, which could reduce the trading price of our Common Stock and increase the transaction costs of trading in shares of our Common Stock.

If the Reverse Stock Split is effected, it would cause a decrease in the total number of shares of our Common Stock outstanding and increase the market price of our Common Stock. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will be allowed to maintain our listing on Nasdaq. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Effective Increase of Authorized and Unissued Shares

Under our Charter, we are authorized to issue 200,000,000 shares of Common Stock. As of April 27, 2023, we had 15,223,836 shares of Common Stock outstanding. In addition, as of April 27, 2023:

●	4,784,193 shares of our Common Stock were reserved for issuance upon exercise of our outstanding warrants;

●	1,342,670 shares of our Common Stock were reserved for issuance upon exercise of outstanding options under our equity incentive plans;

●	10,000 shares of our Common Stock were reserved for issuance upon exercise or vesting of outstanding restricted stock units granted under the Plan;

●	352,938 shares of our Common Stock were reserved for future option grants and/or restricted stock unit issuance; and

●	61,612,245 shares of our common stock were reserved for issuance upon the conversion of outstanding Series A-1 Preferred Stock.

Based upon the foregoing number of outstanding and reserved shares of Common Stock, we have 116,664,118 shares of Common Stock remaining available for other purposes.

Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced, which will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. This effective increase in the number of shares available for issuance will provide the Board with the authority, without further action of the stockholders, to issue additional shares of Common Stock from time to time in such amounts as the Board deems necessary. Without limitation of the foregoing, additional shares may be issued in connection with (1) future merger and acquisition transactions, strategic collaborations and partnerships and/or licensing arrangements involving the issuance of our securities, (2) future capital raising transactions through the sale of Common Stock and/or securities convertible into or exercisable for Common Stock in the private and/or public equity markets; (3) the provision of equity incentives to employees, officers, directors or consultants; and (4) other corporate purposes.

Potential Effects of the Reverse Stock Split

Generally

The Reverse Stock Split may make our common stock more attractive and cost-effective investment to a broader range of investors, which in turn would enhance the liquidity of the holders of common stock. For example, the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our common stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in investors paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest or any stockholder’s proportionate voting power, except that as described below under “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. In addition, notwithstanding the decrease in the number of outstanding shares that will result if the reverse stock split is effected, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act, however, the Company continues to explore all available strategic options.

If the Reverse Stock Split is effected, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

After Each Reverse Split Ratio

The following table contains the approximate number of issued and outstanding shares of common stock, and the estimated per share trading price following a one-for-two (1:2), one-for-ten (1:10), and one-for-twenty (1:20) Reverse Stock Split, without giving effect to any adjustments for fractional shares of common stock or the issuance of any derivative securities, as of March 31, 2023.

	Current	1:2	1:10	1:20
Common Stock Authorized(1)	200,000,000	200,000,000	200,000,000	200,000,000
Common Stock Issued and Outstanding	15,233,836	7,616,918	1,523,384	761,692
Number of Shares of Common Stock Reserved for Issuance(2)	68,102,046	34,051,023	6,810,205	3,405,102
Number of Shares of Common Stock Authorized but Unissued and Unreserved	116,664,118	58,332,059	11,666,412	5,833,206
Price per share, based on the closing price of our Common Stock on March 31, 2023 (3)	$2.10	$4.20	$21.00	$42.00

(1)	The Reverse Split will not have any impact on the number of shares of common stock we are authorized to issue under our Charter.

(2)

Consists of: (i) 1,342,670 shares of common stock issuable upon exercise of stock options, at a weighted-average exercise price of $2.75 per shares; (ii) 4,784,193 shares of common stock issuable upon exercise of warrants issued by the Company, at a weighted average price of $6.00 per share; (iii) 10,000 shares of our common stock issuable upon the vesting of restricted stock units; (iv) 352,938 shares of our common stock reserved for future option and/or restricted stock unit issuance; and (v) 61,612,245 shares of our common stock issuable upon the conversion of outstanding Series A-1 Preferred Stock.

(3)	The price per share indicated reflects solely the application of the approved split ratios to the closing price of our common stock on March 31, 2023.

Effect on Authorized Shares of Common Stock

The Reverse Stock Split will result in an effective increase in the authorized number of shares of our common stock because the number of authorized shares of our common stock will not be reduced. The effect of the relative increase in the amount of authorized and unissued shares of our common stock would allow us to issue additional shares of common stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of common stock each time such an action is contemplated.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include: stockholders may experience further dilution of their ownership; stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders; the additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding; the issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the board of directors. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We do not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequence.

Effect on Par Value of our Common Stock

The Reverse Stock Split will not affect the par value of our common stock, which will remain at $0.001.

Effect on Warrants, and Convertible or Exchangeable Securities

If the Reverse Stock Split is effected, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding warrants, and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of our common stock. This will result in approximately the same aggregate price being required to be paid under such securities upon exercise, exchange or conversion, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately adjusted based on the Reverse Stock Split ratio, subject to our treatment of fractional shares.

Effect on Preferred Stock

The Reverse Stock Split will not affect the authorized number or par value of our preferred stock, which will remain at 10,000,000 and $0.001, respectively. We currently have one series of preferred stock issued and outstanding, which is designated as Series A-1 Convertible Voting Preferred Stock.

The Certificate of Designation of Preferences, Rights and Limitations of the Series A Convertible Voting Preferred Stock was filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on March 6, 2023.

Effect on our Equity Incentive Plan and Outstanding Awards

We previously granted stock options and other awards under the Plan, as amended. As of December 31, 2022, there were approximately 912,650 shares of common stock subject to outstanding awards granted under the Plan and approximately 352,938 shares remained available under the Plan for future awards.

The Plans provide that in the event of a stock split or reverse stock split, the number of shares subject thereto (i) each right to shares granted pursuant to the Plans and the underlying common shares and (ii) outstanding awards, will each be appropriately and proportionately adjusted. Accordingly, if the reverse stock split is effected, these proportionate adjustments will be effected.

The foregoing summary is qualified in its entirety by the terms of the Plan, which was filed as Exhibit 10.3 to our Annual Report on Form 10-K filed with the SEC on March 28, 2022.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, record holders of our common stock who otherwise would be entitled to receive a fractional share because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Procedure for Implementing the Reverse Stock Split

If our stockholders approve this proposal, and if our board of directors determines that it is in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split, we will file the amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware to effect the Reverse Stock Split. As of the effective time of the Reverse Stock Split, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Holders of Certificated Shares of Common Stock

If the Reverse Stock Split is effected, stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender their certificate(s) representing pre-split shares of our common stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-Reverse Stock Split common stock. No certificates representing post-split shares of our common stock will be issued to a stockholder until such stockholder has surrendered to our transfer agent all their certificates representing their pre-split shares, together with a properly completed and executed letter of transmittal. No stockholder will be required to pay a transfer or other fee to exchange their certificates representing pre-split shares of our common stock. Until surrendered, we will deem certificates representing pre-split shares of our common stock to be cancelled and only to represent the number of whole shares of post-split shares of our common stock to which these stockholders are entitled, subject to the treatment of fractional shares. If a certificate representing pre-split shares of our common stock bears a restrictive legend, the certificate issued in exchange therefor will bear the same restrictive legend. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Beneficial Owners

If the Reverse Stock Split is effected, we intend to treat shares held by stockholders through a bank, broker, or other nominee in the same manner as shares held by stockholders of record. Banks, brokers, and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners holding our common stock in street name. However, these banks, brokers, and other nominees may have different procedures for processing the Reverse Stock Split than for stockholders of record. Stockholders who hold shares of our common stock in street name and who have questions in this regard are encouraged to contact their banks, brokers, or other nominees.

Registered “Book-Entry” Holders of Common Stock

If the Reverse Stock Split is effected, stockholders who hold their shares of our common stock electronically in book-entry form with our transfer agent will not need to take action (i.e., the exchange will be automatic) to receive their shares of post-reverse stock split common stock.

Accounting Matters

The Reverse Stock Split will not affect the per share par value of our common stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following paragraphs are intended as a summary of certain U.S. federal income tax consequences to U.S. Holders (as defined below) with respect to the Reverse Stock Split, if effected. This summary does not attempt to describe all possible federal or other tax consequences of such actions nor does it address the particular circumstances of any U.S. Holder of shares of the Company’s common stock. In addition, it does not describe any state, local or non-U.S. tax consequences.

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of shares of the Company’s common stock that are U.S. Holders (as defined below) who hold such stock as a capital asset within the meaning of Section 1221 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) for federal income tax purposes. This summary is based upon the provisions of the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis. In addition, except as specifically set forth below, this discussion does not discuss applicable tax reporting requirements.

This discussion does not address all aspects of federal income taxation that may be relevant to U.S. Holders in light of their particular circumstances or to holders that may be subject to special tax rules, including, without limitation: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, underwriters, or other financial institutions; (iii) tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax-deferred accounts; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) S corporations (and shareholders therein); (viii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (ix) U.S. Holders (as defined below) whose “functional currency” is not the U.S. dollar; (x) persons holding shares of the Company’s common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other integrated transaction; (xi) persons who acquire shares of the Company’s common stock in connection with employment or other performance of services including pursuant to the exercise of compensatory stock options or the vesting of restricted shares of the Company’s common stock; (xii) persons who hold shares of the Company’s common stock as qualified small business stock within the meaning of Section 1202 of the Code; (xiii) U.S. expatriates or former long-term residents of the U.S.; (xiv) holders which own, have owned or will own (directly, indirectly or by attribution) 10% or more of the total vote or value of the Company’s stock; (xv) holders that are subject to special tax accounting rules; or (xvi) holders that hold their common shares in connection with a trade or business, permanent establishment, or fixed base outside the United States or that are otherwise subject to taxing jurisdictions other than, or in addition to, the U.S. In addition, this summary does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction and U.S. federal tax consequences other than federal income taxation. U.S. Holders that are subject to special provisions under the Code, including, but not limited to, U.S. Holders described immediately above, should consult their own tax advisors regarding the U.S. federal, U.S. federal alternative minimum, U.S. federal net investment income, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences relating to the Reverse Stock Split.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of the Company’s common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Owners of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisor regarding the U.S. federal income tax consequences arising from and relating to the Reverse Stock Split. This summary does not discuss any U.S. federal income tax consequences applicable to holders of Series A Preferred Stock, Company warrants or any other convertible or exchangeable Company securities. Holders of Series A Preferred Stock, Company warrants or any other convertible or exchangeable Company securities should consult their own tax advisors regarding the U.S. federal, state and local and non-U.S. tax consequences of the Reverse Stock Split and any related transactions to them in light of their own particular circumstances.

The Company has not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the Reverse Stock Split and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of the Company’s common stock that for U.S. federal income tax purposes is: (i) an individual citizen or resident of the United States; (ii) a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more U.S. persons have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

This summary does not address the tax consequences of transactions effected prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not such transactions are undertaken in connection with the Reverse Stock Split).

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes. Provided the Reverse Stock Split qualifies as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes, a U.S. Holder generally should not recognize gain or loss upon the receipt of the Company’s common stock in the Reverse Stock Split except with respect to any additional fractions of a share of the Company’s common stock received as a result of the rounding up of any fractional shares that would otherwise be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of the Company’s common stock in lieu of a fractional share, a U.S. Holder’s aggregate tax basis in the shares of the Company’s common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Company’s common stock surrendered, and such U.S. Holder’s holding period in the shares of the Company’s common stock received should include the holding period in the shares of the Company’s common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of the Company’s common stock surrendered to the shares of the Company’s common stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of the Company’s common stock acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such shares.

As described above under “Fractional Shares,” no fractional shares of the Company’s common stock will be issued as a result of the Reverse Stock Split. Instead, if the Reverse Stock Split would result in a U.S. Holder receiving fractional shares, the number of shares to be issued to such U.S. Holder will be rounded up to the nearest whole share. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of the Company’s common stock are not clear. A U.S. Holder who receives one whole share of the Company’s common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. The Company is not making any representation as to whether the receipt of one whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.

Interests of Directors and Executive Officers

None of the Company’s directors or executive officers have any substantial interest, directly or indirectly, in this proposal except to the extent of their ownership of shares of the Company’s common stock.

No Appraisal Rights

Stockholders are not entitled to rights of appraisal with respect to this proposal.

Required Vote

Approval of the Reverse Stock Split proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock and Series A Preferred Stock, voting together as a single class, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will effectively count as votes against this proposal. Failures to vote will also effectively count as votes against this proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2021 OMNIBUS EQUITY INCENTIVE PLAN

 Summary

At the Annual Meeting, the Board of Directors is asking our stockholders to approve the Amended and Restated 2021 Omnibus Equity Incentive Plan (the “Restated Plan”), which is attached to this Proxy Statement as Exhibit C. For purposes of this Proposal No. 5, the existing version of the Restated Plan before its restatement is referred to as the “Current Plan”. The restatement of the Current Plan into the Restated Plan was approved by the Board on April 17, 2023 (the “Restatement Date”), conditioned on and subject to obtaining stockholder approval of the Restated Plan at the Annual Meeting. The Current Plan has not previously been amended to increase the number of shares reserved for grant under the Current Plan. The Board is requesting stockholder approval of the Restated Plan in order to increase the number of shares available to be issued as equity compensation awards by 11,473,670 common shares for future issuance under the Restated Plan. Having an incentive compensation plan with an adequate number of shares available for future equity grants is necessary to promote our long-term success and the enhancement of stockholder value.

The Current Plan will remain in place for the issuance of equity compensation awards unless and until Company stockholders approve the Restated Plan. If stockholders approve the Restated Plan at the Annual Meeting, then the Restated Plan, and not the Current Plan, will be used to govern equity compensation awards that are granted after the Annual Meeting. If stockholders do not approve the Restated Plan at the Annual Meeting, then the Restated Plan will not become operative and instead the Current Plan will remain in place as is and awards will continue to be granted under the Current Plan subject to its maximum share limit and expiration date. Regardless of whether the Restated Plan is approved, awards that were granted under the Current Plan shall continue to remain outstanding pursuant to the terms and conditions of the Current Plan and the applicable award agreement.

As was the case with the Current Plan, the Restated Plan will continue to permit the discretionary award of incentive stock options (“ISOs”), nonstatutory stock options (“NQSOs”), restricted stock, stock units, and/or stock appreciation rights (“SARs”), to employees, non-employee directors, and consultants (collectively, “Awardees”). Such awards may be granted under the Restated Plan beginning on the date of stockholder approval of the Restated Plan and continuing through the tenth anniversary of the date the stockholders approve the Restated Plan, and subject to the maximum share limit of the Restated Plan.

Number of Shares Requested to be Approved for Restated Plan

Management recommended and the Compensation Committee of the Board (the “Compensation Committee”) and the Board each approved a share pool reserve increase of 11,473,670 common shares for future issuance under the Restated Plan. In determining the number of shares to be reserved under the Restated Plan, management considered our historical equity compensation grant rate, as shown in the below table, along with our projected equity grant needs for the next several years.

	Number of Shares Subject to New Awards	Weighted Average of Year-End Outstanding Shares (Basic)	New Award Shares as Percentage of Outstanding Shares
FY22	324,000	15,057,049	2.2%
FY21	760,245	11,675,750	6.5%
FY20	181,395	8,499,687	2.1%
Average	1,265,640	35,232,486	3.6%

The gross burn rate (shown in the far right column above) is the gross number of equity award shares granted in a given year divided by the weighted average common shares outstanding for the same year. Gross burn rate, unlike net burn rate, excludes the add-back of cancelled or forfeited equity awards in the calculation.

No additional awards have been granted under the Current Plan subsequent to December 31, 2022, so that as of the date of this Proxy Statement, there were 352,938 shares available for future grant under the Current Plan before taking into account the proposed 11,473,670 share increase to the available share pool.

After considering the foregoing, along with our expected future equity grant practices, management recommended and the Board approved, that an increase of 11,473,670 shares to the share reserve pool would be appropriate in order to satisfy the Company’s equity compensation needs for approximately the next three years.

Accordingly, the Restated Plan authorizes a maximum total of 12,775,996 common shares for grants to Awardees reflecting a 11,473,670 share increase from the Current Plan’s limit of 1,302,326 shares. The approximate impact of the requested share reserve increase for the Restated Plan on stockholder dilution is shown in the below table:

Dilutive effect of requested new reserve shares under the Restated Plan	43%
Dilutive effect of requested new reserve shares plus unissued shares available for grant	44%
Total potential dilution (including currently outstanding awards under Current Plan)	46%

With respect to the outstanding awards referenced above, the below table provides further details of outstanding awards as of the date of this Proxy Statement.

Award Type	Shares	Weighted Average Per Share Exercise Price	Weighted Average Exercise Term
Stock Options	912,650	$2.32	9.2 years
Stock Units	10,000	-	-
Total	922,650

As of the Record Date, there were 15,233,836 common shares outstanding and 352,938 shares remained available for issuance under the Current Plan (assuming that all outstanding awards are ultimately settled for their full number of shares and are not forfeited or modified). Additional information on our equity compensation plans is available elsewhere in this proxy statement, including in the table under the heading “Equity Compensation Plan Information.” As of the Record Date, the fair market value of a share of our common stock (based on the closing share price as quoted by NASDAQ on that date) was $1.33  per share.

Why the Restated Plan is Important for Our Future Success

The following points summarize why the Board strongly believes that the Restated Plan is essential for our future success:

●	Achieving superior long-term results for our stockholders always has been one of our primary objectives and, therefore, it is essential that employees think and act like owners of the Company. Stock ownership helps enhance the alignment of the long-term economic interests of our employees with those of our stockholders. Accordingly, we have historically granted equity compensation awards to encourage alignment of the interests of our management and our key service providers with the long-term economic interests of our stockholders.

●	A critical factor in successfully achieving our business objectives and creating long-term value for our stockholders is the ability to provide long-term equity compensation to our key service providers. Participation in our equity compensation plan rewards these service providers for performance by giving them an opportunity to participate in our growth, thereby further aligning their interests with those of our stockholders. Our direct competitors and our peer companies rely on equity compensation to attract and retain top talent in our industry and remain competitive. We believe that any failure by us to offer competitive levels of equity compensation in attracting and retaining important management and key service providers would have an adverse effect on our business.

●	A balanced approach to executive compensation, using a mix of salaries, discretionary bonuses and long-term equity incentives, helps prevent management from making decisions that favor short-term results over longer-term stability and profitability. Without an incentive compensation plan with a sufficient share pool from which to grant long-term equity awards to Awardees, our ability to promote long-term results over short-term results would be hampered.

●	The 11,473,670 additional shares of common stock that would become available for grant under the Restated Plan would only represent approximately 54% of the number of shares of common stock that are outstanding as of the Record Date. The 11,473,670 share authorization request is designed to manage our equity compensation needs until approximately sometime in 2025.

Highlights of Material Differences between the Current Plan and the Restated Plan

The following table highlights certain of the material differences between the Current Plan and the Restated Plan:

	Current Plan	Restated Plan
Plan Share and ISO Grant Limits	1,302,326 shares	12,775,996 shares

Text of Restated Plan

The complete text of the Restated Plan is attached as Exhibit C to this proxy statement. Stockholders are urged to review the Restated Plan together with the following information, which is qualified in its entirety by reference to Exhibit C. A more detailed summary of the principal provisions of the Restated Plan is set forth below. If there is any inconsistency between this Proposal 5 or the summary set forth below and the Restated Plan terms, or if there is any inaccuracy in this Proposal 5 or the below summary, the terms of the Restated Plan shall nevertheless govern.

Key Features of the Restated Plan

Certain key features of the Restated Plan are summarized as follows:

●	If approved by Company stockholders, the Restated Plan will become effective upon such approval and no further awards can then be issued under the Current Plan. If not terminated earlier by the Board, the Restated Plan will terminate on the tenth anniversary of the date the Company’s stockholders approve the Restated Plan.

●	Up to a maximum aggregate of 12,775,996 common shares may be issued under the Restated Plan (approximately 11,826,608 shares will be available for issuance upon stockholder approval of the Restated Plan, assuming no issuances occur after the date of this Proxy Statement).

●	The aggregate value of compensation, including awards granted to any individual non-employee director during any calendar year, may not exceed $500,000.

●	The Restated Plan will generally be administered by a committee comprised solely of independent members of the Board, such as the Compensation Committee (the “Plan Administrator”). The Board or Plan Administrator may designate a Company officer to make awards (within parameters established by the Board) to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act or are not Code Section 162(m) Covered Employees.

●	Employees, consultants and Board members are eligible to receive awards, provided that the Plan Administrator has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

●	Awards may consist of incentive stock options, nonstatutory stock options, restricted stock, stock units, stock appreciation rights, cash awards and/or other stock-based awards.

●	Stock options and stock appreciation rights may not be granted at a per share exercise price below the fair market value of a share of our common stock on the date of grant.

●	Stock options and stock appreciation rights may be repriced or exchanged, or cancelled without obtaining stockholder approval.

●	The maximum exercisable term of nonqualified stock options and stock appreciation rights may not exceed ten years. The maximum exercisable term of incentive stock options for ten percent shareholders may not exceed five years.

●	Awards may be subject to recoupment of compensation policies (referred to as clawback policies) which have been adopted or which may be adopted by the Company in the future.

Description of the Restated Plan

The following is a summary of the material features of the Restated Plan. This summary is qualified in its entirety by the full text of the Restated Plan, a copy of which is attached to this Proxy Statement as Exhibit C.

Types of Awards. The Restated Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), other stock-based awards, and/or other cash awards. Items described above in the Section called “Shares Available; Certain Limitations” are incorporated herein by reference.

Administration. The Restated Plan will be administered by the Board, or if the Board does not administer the Restated Plan, any committee of the Board or any other committee or subcommittee of the Board that complies with the applicable requirements of Section 16 of the Securities Exchange Act of 1934 (“Exchange Act”), as amended from time to time, and any other applicable legal or stock exchange listing requirements (each of the Board, or such committee or such subcommittee, the “Plan Administrator”). The Plan Administrator may interpret the Restated Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the Restated Plan.

The Restated Plan permits the Plan Administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs may be granted under the Restated Plan. The Plan Administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the Plan Administrator are not satisfied, the restricted stock and RSUs will be forfeited. Subject to the provisions of the Restated Plan and the applicable award agreement, the Plan Administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, Participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests. RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them. The rights of Participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options. Incentive stock options and non-statutory stock options may be granted under the Restated Plan. An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (“Code”). A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Code. A non-statutory stock option under the Restated Plan is referred to for federal income tax purposes as a “non-qualified” stock option. Each option granted under the Restated Plan will be designated as a non-qualified stock option or an incentive stock option. At the discretion of the Plan Administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent (10%) shareholders). The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the Plan Administrator in its sole discretion, (i) through any cashless exercise procedure approved by the Plan Administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the Participant, (iii) with any other form of consideration approved by the Plan Administrator and permitted by applicable law or (iv) by any combination of these methods. The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of the Company’s common stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a Participant's termination of employment or service, the Participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights. SARs may be granted either alone (a “Free-Standing SAR”) or in conjunction with all or part of any option granted under the Restated Plan (a “Related Right”). A Free-Standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the Free-Standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised. A Related Right will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. The exercise period of a Free-Standing SAR may not exceed ten years from the date of grant. The exercise period of a Related Right will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a shareholder with respect to the shares of the Company’s common stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a Participant's termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards. The Plan Administrator may grant other stock-based awards under the Restated Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock. The Plan Administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals). The rights of Participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the Plan Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued under the Restated Plan shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Cash Awards. The Plan Administrator may grant cash awards under the Restated Plan. The Plan Administrator will determine the terms and conditions of these awards, including the amount granted pursuant to each award, the manner in which the award will be settled and the conditions to the vesting and payment of the cash award (including the achievement of performance goals).

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Restated Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the Restated Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the Restated Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the Plan Administrator. In addition, the Plan Administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the Plan Administrator may cancel the award without the payment of any consideration to the Participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the Plan Administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The Restated Plan provides that, unless otherwise determined by the Plan Administrator and evidenced in an award agreement, employment, services or other agreement, if a “change in control” (as defined below) occurs and a Participant is employed by, or providing services to the Company or any of its affiliates immediately prior to the consummation of the change in control, then the Plan Administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the Restated Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The Plan Administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the Restated Plan, a “change in control” means, in summary, the occurrence of any of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our Board; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our Board immediately prior to the merger or consolidation continuing to represent at least a majority of the Board of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) shareholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our shareholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our Board. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding. Each Participant will be required to make arrangements satisfactory to the Plan Administrator regarding payment of up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to any award granted under the Restated Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the Participant. With the approval of the Plan Administrator, the Participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the Restated Plan. The Restated Plan provides our Board with authority to amend, alter or terminate the Restated Plan, but no such action may impair the rights of any Participant with respect to outstanding awards without the Participant’s consent. The Plan Administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any Participant without the Participant’s consent. Shareholder approval of any such action will be obtained if required to comply with applicable law. The Restated Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback. If the Company is required to prepare a financial restatement due to the Company’s material non-compliance with any financial reporting requirement under the securities law, then the Plan Administrator may require any Section 10D-1(d) of the Exchange Act “executive officer” to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 10D-1(d) executive officer during the preceding three completed fiscal years that the Plan Administrator determines was in excess of the amount that such Section 10D-1(d) executive officer would have received had such cash or equity incentive compensation been calculated based on the restated amounts reported in the restated financial statement. The Plan Administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 10D-1(d) executive officer (which shall be made irrespective of any fault, misconduct or responsibility of each Section 10D-1(d) executive officer). The amount and form of the incentive compensation to be recouped shall be determined by the Plan Administrator in its sole and absolute discretion, and calculated on a pre-tax basis.

U.S. Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the Restated Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options

A Participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the Participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the Participant recognizes ordinary income. If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the Participant) depending upon the length of time such shares were held by the Participant.

Incentive Stock Options

In general, no taxable income is realized by a Participant upon the grant of an incentive stock option (“ISO”). If shares of common stock are purchased by a Participant, or option shares, pursuant to the exercise of an ISO granted under the Restated Plan and the Participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the Participant, such disposition a disqualifying disposition, then, generally (1) the Participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such Participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the Participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the Participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the Participant recognizes ordinary income.

Stock Appreciation Rights

A Participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the Participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the Participant recognizes as ordinary income. The Participant’s tax basis in any shares of common stock received upon exercise of a SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the Participant) depending upon the length of time such shares were held by the Participant.

Restricted Stock

A Participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the Participant recognizes ordinary income on account of the lapse of the restrictions. A Participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the Participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the Participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a Participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such Participant at the time the restrictions lapse, the Participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the Participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such Participant.

Restricted Stock Units

In general, the grant of RSUs will not result in income for the Participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares of common stock, the Participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Stock Based Awards and Cash Awards

With respect to other stock-based awards and cash awards, generally when the Participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock (in respect of stock based awards) or other property received will be ordinary income to the Participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

All Restated Plan awards will be granted at the Plan Administrator’s discretion, subject to the limitations described in the Restated Plan. Therefore, the specific benefits and amounts that will be received or allocated to certain Participants under the Restated Plan are not presently determinable. Awards that were granted under the Current Plan in fiscal year 2022 to our named executive officers and non-employee directors are described elsewhere in this proxy statement.

Existing Plan Benefits

 The following table sets forth the number of shares subject to all stock options granted (irrespective of whether the stock option has been exercised or cancelled, or is still outstanding) through the Record Date under the Current Plan. These share numbers do not reflect shares subject to other types of awards that have been granted to Participants under the Current Plan.

Name and Position	Number of Option Shares
Shalabh Gupta, M.D.	202,279
Pramod Gupta, Ph.D.	62,884
Doug Jermasek	155,000
John Townsend	53,605
All current executive officers as a group	473,768
All non-employee directors as a group	17,882
All employees as a group (including non-executive officers)	108,000

Required Vote

Proposal No. 5 must be approved by the majority of the votes cast affirmatively or negatively (excluding abstentions and broker non-votes). Abstentions, broker non-votes and failures to vote will have no effect on this proposal.

Recommendation of the Board of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5.

AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors is comprised entirely of independent directors who meet the independence requirements of NASDAQ and the SEC. The Audit Committee operates pursuant to a charter that is available on our website at https://ir.unicycive.com/corporate-governance/governance-documents under Investor Relations – Governance.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal control over financial reporting. Our independent registered public accounting firm, Mayer Hoffman McCann P.C. (“MHM”), is responsible for expressing an opinion as to the conformity of our consolidated financial statements with generally accepted accounting principles.

The Audit Committee reviewed and discussed with management and MHM the audited consolidated financial statements in our annual report on Form 10-K for the year ended December 31, 2022. The Audit Committee also discussed with MHM matters required to be discussed by the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received the written disclosures and the letter from MHM required by applicable requirements of the Public Company Accounting Oversight Board regarding MHM’s communications with the Audit Committee concerning independence, and has discussed with MHM its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements discussed above be included in Unicycive’s annual report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The Audit Committee has also reappointed MHM to serve as independent auditors for the fiscal year ending December 31, 2023, and requested that this appointment be submitted to our stockholders for ratification at their Annual Meeting.

Submitted by the Audit Committee
Dr. Sandeep Laumas, Chairman
Dr. John Ryan
Dr. Brigitte Schiller

CERTAIN TRANSACTIONS

The following includes a summary of transactions during our fiscal years ended December 31, 2021 and 2022 to which we have been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this Annual Report on Form 10-K. We are not otherwise a party to a related party transaction, and no transaction is currently proposed, in which the amount of the transaction exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which a related person had or will have a direct or indirect material interest.

Service Agreement with Globavir Biosciences, Inc.

We entered into a Service Agreement on July 1, 2017, as amended on April 6, 2020 (“Service Agreement”), with Globavir Biosciences, Inc. (“Globavir”). Our Chief Executive Officer is also the Chief Executive Officer of Globavir. Pursuant to the Service Agreement, we receive administrative, consulting services, shared office space and other services in connection with our drug development programs. The initial amended term of the Service Agreement expired on December 31, 2020, and the agreement automatically renews for successive one month periods after the initial termination date. Pursuant to the Service Agreement, we paid Globavir $50,000 per month through December 31, 2019 and $10,000 per month commencing on January 1, 2020. As of December 31, 2020, $9,000 was payable to Globavir for service fees. During the fourth quarter of 2021, we determined that future services under the Service Agreement were no longer required, and we wrote off the $28,000 remaining prepaid balance due from Globavir as of December 31, 2021. Service fee expenses were $148,000 and $0 for the years ended December 31, 2021 and 2022, respectively, and were recorded as general and administrative expenses in the statements of operations.

Related Person Transaction Policy

We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds the lesser of $120,000 or 1% of our total assets at year-end. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Business Conduct and Ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

OTHER MATTERS

Unicycive Therapeutics has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mailings, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, Unicycive Therapeutics will cancel your previously submitted proxy.

ADDITIONAL INFORMATION

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or proxy materials, please notify your broker or call our Secretary at (650) 351-4495, or submit a request in writing to our Secretary, c/o Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022. Stockholders who currently receive multiple copies of the Notice or proxy materials at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Annual Reports and Form 10-K

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 may be obtained without charge by writing to the Secretary, Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022.

By Order of the Board of Directors

/s/ Shalabh Gupta, M.D.
Shalabh Gupta, M.D.
Chairman of the Board of Directors

April 28, 2023

EXHIBIT A

UNICYCIVE THERAPEUTICS, INC.
CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS

OF

SERIES A CONVERTIBLE VOTING PREFERRED STOCK

PURSUANT TO SECTION 151 OF THE
DELAWARE GENERAL CORPORATION LAW

UNICYCIVE THERAPEUTICS, INC., a Delaware corporation (the “Corporation”), in accordance with the provisions of Section 103 of the Delaware General Corporation Law (the “DGCL”) does hereby certify that, in accordance with Sections 141(c) and 151 of the DGCL, the following resolution was duly adopted by a committee of the Board of Directors of the Corporation acting upon authority delegated by the Board of Directors, which resolution remains in full force and effect on the date hereof:

RESOLVED, pursuant to authority expressly set forth in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the issuance of a series of Preferred Stock designated as the Series A Convertible Voting Preferred Stock, par value $0.001 per share, of the Corporation is hereby authorized and the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series) are hereby fixed, and the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Voting Preferred Stock is hereby approved as follows:

SERIES A CONVERTIBLE VOTING PREFERRED STOCK

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Accrued Dividends” means, as of any date, with respect to any share of Series A Preferred Stock, all dividends that have accrued on such share, whether or not declared, but that have not, as of such date, been paid (or not yet accreted).

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified into.

“Conversion Date” means the date on which the Series A Preferred Stock is converted pursuant to Section 6.

“Conversion Price” for the Series A Preferred Stock shall be the lowest of (i) $0.55 per share (as adjusted for the Reverse Stock Split), (ii) the VWAP of the Common Stock over the five (5) consecutive trading days prior to the Signing Date (as adjusted for the Reverse Stock Split) and (iii) the closing bid price on the Signing Date (as adjusted for the Reverse Stock Split); provided, however, if the VWAP of the Common Stock over the five (5) consecutive trading days commencing on the 6th trading day following the Reverse Stock Split is lower than the Conversion Price, the Conversion Price will automatically be lowered to such lower price.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series A Preferred Stock in accordance with the terms hereof.

“Cap” means number of shares equal to 19.9% of the Corporation’s outstanding Common Stock as of the Signing Date (excluding for purposes of the calculation, any securities issued on the Signing Date).

“Deemed Liquidation Event” means (a) a merger or consolidation in which (i) the Corporation is a constituent party or (ii) a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or (b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

“Director Nominees” means the nominees for Director of the Corporation.

“DGCL” shall mean the Delaware General Corporation Law.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Shares” has the meaning set forth in Section 9(b).

“First Expiration Date” means the date that is twenty-one (21) days following the Corporation’s announcement of receipt of FDA approval for Renazorb.

“Holder” means any holder of Series A Preferred Stock.

“Issuance Date” means March 8, 2023.

“Maximum Permitted Rate” has the meaning set forth in Section 9(d).

“Original Per Share Price” means $1,000 per share.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Pool Increase” means an increase to its outstanding equity incentive pool in an amount determined by the Board of Directors after the Issuance Date.

“Proposals” has the meaning set forth in Section 8.

“Redemption Date” has the meaning set forth in Section 9(a).

“Redemption Notice” has the meaning set forth in Section 9(b).

“Redemption Price” has the meaning set forth in Section 9(a).

“Redemption Request” has the meaning set forth in Section 9(a).

“Requisite Approval” means the date that the Corporation’s stockholders first approve the Proposals.

“Requisite Holders” means Holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a single class.

“Reverse Stock Split” means the first reverse stock split of the Common Stock following the date of this Certificate of Designation at a specific ratio within a range of 1-for-10 to 1-for-20, with the exact ratio to be determined by the Corporation’s Board of Directors in its sole discretion.

“Second Expiration Date” means the date that is twenty-one (21) days following the Corporation’s announcement of receipt of Transitional Drug Add-on Payment Adjustment approval for Renazorb.

“Series A-1 Preferred Stock” has the meaning set forth in Section 2(a).

“Series A-2 Preferred Stock” has the meaning set forth in Section 2(a).

“Series A-3 Preferred Stock” has the meaning set forth in Section 2(a).

“Series A-4 Preferred Stock” has the meaning set forth in Section 2(a).

“Series A-5 Preferred Stock” has the meaning set forth in Section 2(a).

“Share Conversion Number” has the meaning set forth in Section 6(b)(i).

“Signing Date” means the effective date of that certain Securities Purchase Agreement for the purchase and sale of the Series A-1 Preferred Stock.

“Third Expiration Date” means the date that is twenty-one (21) days following the public disclosure by the Corporation of financial results for four (4) quarters of commercial sales of Renazorb following receipt of Transitional Drug Add-On Payment Adjustment approval for Renazorb, commencing with the first quarter in which the Corporation receives revenue from Centers for Medicare and Medicaid Services for Renazorb under the Transitional Drug Add-On Payment Adjustment.

“Trading Day” means a day on which the Common Stock is traded for any period on a principal securities exchange or if the Common Stock is not traded on a principal securities exchange, on a day that the Common Stock is traded on another securities market on which the Common Stock is then being traded.

“Tranche A Warrant” means a warrant to purchase the number of shares of Series A-3 Preferred Stock determined by dividing (x) the product of (A) the Share Conversion Number multiplied by (B) a fraction equal to 5/6 by (y) one-hundred and ten percent (110%) at an exercise price equal to 110% of the Conversion Price on the Automatic Conversion Date. The Tranche A Warrant shall expire on the First Expiration Date.

“Tranche B Warrant” means a warrant to purchase the number of shares of Series A-4 Preferred Stock determined by dividing the number of shares issuable upon exercise of the Tranche A Warrant by one hundred and ten percent (110%) at an exercise price equal to 110% of the exercise price of the Tranche A Warrant. The Tranche B Warrant shall expire on the Second Expiration Date.

“Tranche C Warrant” means a warrant to purchase the number of shares of Series A-5 Preferred Stock determined by dividing (i) the product of (A) the number of shares issuable upon exercise of the Tranche B Warrant multiplied by (B) two (2) by (ii) one hundred and twenty-five percent (125%); provided that, (i) if the Tranche A Warrant is not exercised in full by the First Expiration Date and the Corporation announces receipt of FDA approval for Renazorb on or prior to December 31, 2024, then the number of shares of Series A-5 Preferred Stock issuable upon exercise of the Tranche C Warrant shall be reduced by fifty percent (50%) of the total number of shares of Series A-5 Preferred Stock underlying such Tranche C Warrant on the issuance date thereof and (ii) if the Tranche B Warrant is not exercised in full by the Second Expiration Date and the Corporation announces receipt of Transitional Drug Add-On Payment Adjustment approval for Renazorb on or prior to June 30, 2025, then the number of shares of Series A-5 Preferred Stock issuable upon exercise of the Tranche C Warrant shall be reduced by fifty percent (50%) of the total number of shares of Series A-5 Preferred Stock underlying such Tranche C Warrant on the issuance date thereof. The Tranche C Warrants shall have an exercise price equal to 125% of the exercise price of the Tranche B Warrant and shall expire on the Third Expiration Date.

“Unit” has the meaning set forth in Section 6(a).

“Voting Conversion Price” means for the Series A Preferred Stock shall be the lowest of (i) the Nasdaq Official Closing Price of the Common Stock immediately preceding the Signing Date (as adjusted for the Reverse Stock Split) and (iii) the average Nasdaq Official Closing Price of the Common Stock (as adjusted for the Reverse Stock Split) for the five trading days immediately preceding the Signing Date.

“VWAP” means the five (5)-day volume weighted average price of the Common Stock quoted on the Nasdaq Capital Market over the five (5) consecutive trading days prior to the Signing Date.

“Warrants” means the Tranche A Warrant, the Tranche B Warrant and the Tranche C Warrant.

Section 2. Designation, Amount and Par Value; Assignment; Ranking.

(a) The distinctive serial designations of the series of Preferred Stock designated by this Certificate of Designation shall be designated as the Corporation’s Series A-1 Convertible Preferred Stock (the “Series A-1 Preferred Stock”), the Series A-2 Convertible Preferred Stock (the “Series A-2 Preferred Stock”), the Series A-3 Convertible Preferred Stock (the “Series A-3 Convertible Preferred Stock”), the Series A-4 Convertible Preferred Stock (the “Series A-4 Convertible Preferred Stock”) and the Series A-5 Convertible Preferred Stock (the “Series A-5 Convertible Preferred Stock” and, together with the Series A-1 Preferred Stock, the Series A-2 Preferred Stock, the Series A-3 Preferred Stock and the Series A-4 Preferred Stock, the “Series A Preferred Stock”). Each share of Series A Preferred Stock shall be identical in all respects to every other share of Series A Preferred Stock, except as set forth herein. The number of shares of Series A-1 Preferred Stock so designated shall be 30,190, the number of shares of Series A-2 Preferred Stock so designated shall be 1,800,000, the number of shares of Series A-3 Preferred Stock so designated shall be 1,800,000, the number of shares of Series A-4 Preferred Stock so designated shall be 1,800,000 and the number of shares of Series A-5 Preferred Stock so designated shall be 3,600,000. The Series A Preferred Stock shall have a par value of $0.001 per share.

(b) The Corporation shall register shares of the Series A Preferred Stock, upon records to be maintained by the Corporation’s transfer agent for that purpose (the “Series A Preferred Stock Register”), in the name of the Holders thereof from time to time. The Corporation and its transfer agent may deem and treat the registered Holder of shares of Series A Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. Shares of Series A Preferred Stock may be issued solely in book-entry form. The Corporation or its transfer agent shall register the transfer of any shares of Series A Preferred Stock in the Series A Preferred Stock Register, upon surrender of the shares of Series A Preferred Stock evidencing such shares to be transferred, to the Corporation’s transfer agent. Upon any such registration or transfer, a new or book-entry notation evidencing the shares of Series A Preferred Stock so transferred shall be issued to the transferee and a new book-entry notation evidencing the remaining portion of the shares not so transferred, if any, shall be issued to the transferring Holder, in each case, within three Business Days. The provisions of this Certificate of Designation are intended to be for the benefit of all Holders from time to time and shall be enforceable by any such Holder.

(c) Prior to the Requisite Approval, the Series A Preferred Stock will be senior to the Common Stock and all other series or classes of stock and equity securities of the Corporation with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary Liquidation, dissolution or winding up of the affairs of the Corporation.

Section 3. Dividends.

(a) Prior to the Requisite Approval, dividends will accrue, on all issued and outstanding shares of Series A Preferred Stock, prior to and in preference to all other shares of capital stock of the Corporation, at an annual rate of eight percent (8%) compounded annually on the Original Per Share Price (plus any such accreted compounded amounts); provided that such annual dividend rate shall increase to fourteen percent (14%) if the Requisite Approval is not obtained at the first meeting of stockholders following the Issuance Date (collectively, the “Accruing Dividends”). If such dividends are not declared and paid in cash, the dividend amounts will be added to the aggregate Liquidation Preference then outstanding of the Series A Preferred Stock (such dividends will accumulate and will be included (i) in the payments made upon redemption or Liquidation and (ii) for purposes of conversion and voting, but not to exceed 19.9% of the number of shares of Common Stock outstanding as of the Signing Date without the Requisite Approval).

(b) In addition to Section 3(a) above, at all times following the Issuance Date, while shares of Series A Preferred Stock are issued and outstanding, holders of Series A Preferred Stock shall be entitled to receive, and the Corporation shall pay, dividends on shares of Series A Preferred Stock equal (on an as-if-converted-to-Common-Stock basis and without regard to any limitations on conversion set forth herein or otherwise) to and in the same form as dividends (other than dividends in the form of Common Stock, which shall be made in accordance with Section 7(a)) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends in the form of Common Stock, which shall be made in accordance with Section 7(a)) are paid on shares of the Common Stock.

Section 4. Voting Rights.

(a) Subject to the last sentence of this Section 4(a), Section 4(b) and Section 6(f), the Series A Preferred Stock is voting stock. Holders of the Series A Preferred Stock are entitled to vote together with the Common Stock on an as-if-converted-to-Common-Stock basis as determined by dividing the Liquidation Preference with respect to such shares of Series A Preferred Stock by the Voting Conversion Price. Holders of Common Stock are entitled to one vote for each share of Common Stock held on all matters submitted to a vote of stockholders. Accordingly, holders of Series A Preferred Stock will be entitled to one vote for each whole share of Common Stock into which their Series A Preferred Stock is then-convertible on all matters submitted to a vote of stockholders. Unless and until the Corporation has obtained the Requisite Approval, the number of shares of Common Stock that shall be deemed issued upon conversion of the Series A Preferred Stock (for purposes of calculating the number of aggregate votes the Holders of Series A Preferred Stock are entitled to on an as-converted basis) will be equal to that number of shares equal to the Cap, which each such holder being able to vote the number of shares of Series A Preferred Stock held by it relative to the total number of shares of Series A Preferred Stock then outstanding multiplied by the Cap. Notwithstanding the foregoing, the Holders of the Series A Preferred Stock are not entitled to vote together with the Common Stock on an as-if-converted-to-Common-Stock-basis on the Proposals set forth in Section 8(i) and (ii) herein.

(b) In addition to Section 4(a), prior to the Requisite Approval, neither the Corporation nor any of its subsidiaries shall take any of the following actions without the consent of the Requisite Holders:

(i) effect any Liquidation;

(ii) materially change the nature of the Corporation’s business;

(iii) amend or waive any provisions of their respective organizational documents in a manner that adversely and disproportionately affects the rights, preferences, privileges or power of the shares of Series A Preferred Stock;

(iv) issue additional equity securities senior to or pari passu with the Series A Preferred Stock;

(v) pay any dividends on the Common Stock or any equity securities junior to or pari passu with the Series A Preferred Stock or repurchase any equity interests (other than repurchases of, or dividends paid (including through payment-in-kind) on, the shares of Series A Preferred Stock or dividends paid solely in the form of equity securities junior to the Series A Preferred Stock);

(vi) incur additional indebtedness in excess of $500,000; or

(vii) enter into or be a party to any transaction with any director, officer, or employee of the Corporation or any “associate” (as defined in Rule 12b-2 promulgated under the Exchange Act) of any such person or entity except for transactions made in the ordinary course of business and pursuant to reasonable requirements of the Corporation’s business and upon fair and reasonable terms that are approved by a majority of the Corporation’s Board of Directors;

(viii) sell, assign, license, pledge, or encumber material technology or intellectual property, other than licenses granted in the ordinary course of business; or

(ix) enter into any corporate strategic relationship involving the payment, contribution, or assignment by the Corporation or to the Corporation of money or assets greater than $500,000.

Section 5. Liquidation.

(a) Prior to the Requisite Approval, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, including a change of control transaction, or Deemed Liquidation Event (any such event, a “Liquidation”) the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, and in the event of a Deemed Liquidation Event, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the consideration payable to stockholders in such Deemed Liquidation Event or the other proceeds available for distribution to stockholders, before any payment shall be made to the holders of any other shares of capital stock of the Corporation by reason of their ownership thereof, an amount per share equal to the greater of (i) one times (1X) the Original Per Share Price, plus any Accruing Dividends accrued but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon (the “Liquidation Preference”) or (ii) such amount per share as would have been payable had all shares of Series A Preferred Stock been converted into Common Stock (without regard to any limitations on conversion set forth herein or otherwise) pursuant to Section 4 immediately prior to such Liquidation (the amount payable pursuant to this sentence is hereinafter referred to as the “Series A Liquidation Amount”). If upon any such Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full Liquidation Preference, the holders of shares of Series A Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. After the payment in full of all Series A Liquidation Amount, the remaining assets of the Corporation available for distribution to its stockholders or, in the case of a Deemed Liquidation Event, the consideration not payable to the holders of shares of Series A Preferred Stock pursuant to the paragraph above shall be distributed among the holders of shares of Common Stock, pro rata based on the number of shares held by each such holder.

(b) Following the Requisite Approval, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of the shares of Series A Preferred Stock and Common Stock, pro rata based on the number of shares held by each such holder, treating for this purpose all shares of Series A Preferred Stock as if they had been converted to Common Stock pursuant to the terms of this Certificate of Designation immediately prior to such Liquidation, without regard to any limitations on conversion set forth herein or otherwise.

Section 6. Conversion.

(a) No Conversion. Prior to the receipt of the Requisite Approval, subject to Section 4(a) above, the Series A Preferred Stock is not convertible by the Holder thereof.

(b) Automatic Conversion. Subject to the limitations set forth in Section 6(f), on the tenth (10th) Trading Day following the announcement of the Requisite Approval (the “Automatic Conversion Date”), each share of Series A-1 Preferred Stock shall automatically convert into a unit consisting of (1) the number of shares of Common Stock equal to the quotient of (A) the Liquidation Preference with respect to such share of Series A-1 Preferred Stock as of the Automatic Conversion Date, divided by (B) the Conversion Price on the Automatic Conversion Date (the “Share Conversion Number”), provided that, to the extent the Share Conversion Number would cause such Holder’s beneficial ownership to exceed the Maximum Percentage (as defined below), such Holder shall receive shares of Series A-2 Preferred Stock in lieu of Common Stock, on a one-for-one basis, with respect to the number of shares of Common Stock that would result in the Share Conversion Number exceeding the Maximum Percentage, (2) a Tranche A Warrant, (3) a Tranche B Warrant and (4) a Tranche C Warrant (collectively (1)-(4) a “Unit”).

(c) Conversions at Option of Holder. Subject to Section 6(b) and the limitations set forth in Section 6(f), at the option of the Holder thereof, each share of Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock or Series A-5 Preferred Stock shall be convertible into one share of Common Stock.

(d) Mechanics of Conversion.

(i) Notice of Conversion. Holders shall effect conversions by providing the Corporation and its transfer agent with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. The Notice of Conversion must specify the number of shares of Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock or Series A-5 Preferred Stock to be converted, the number of shares of Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock or Series A-5 Preferred Stock owned prior to the conversion at issue, and the number of shares of Common Stock to be issued in respect of the conversion at issue. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the DTC participant account nominated by the Holder through DTC’s Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which such a conversion shall be deemed effective (an “Optional Conversion Date”, and together with the Automatic Conversion Date, a “Conversion Date”), shall be defined as the Trading Day that the Notice of Conversion, completed and executed, is sent by facsimile or other electronic transmission to, and received during regular business hours by, the Corporation and its transfer agent. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

(ii) Delivery of Electronic Issuance Upon Conversion. Not later than two (2) Trading Days after the applicable Conversion Date (the “Share Delivery Date”), the Corporation’s transfer agent shall (a) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the DTC participant account nominated by the Holder through DTC’s DWAC system or (b) if the shares of Series A Preferred stock being converted have been issued in global form eligible for book-entry settlement with DTC, the Conversion Shares shall be delivered to the Holder through book-entry transfer through the facilities of DTC. If in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Conversion Notice by written notice to the Corporation and its transfer agent at any time on or before its electronic receipt of such shares, as applicable, in which event the Corporation’s transfer agent shall promptly direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series A Preferred Stock unsuccessfully tendered for conversion to the Corporation.

(iii) Obligation Absolute. Subject to Holder’s right to rescind a Conversion Notice pursuant to Section 6(d)(ii) above, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Nothing herein shall limit a Holder’s right to pursue actual damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief; provided that Holder shall not receive duplicate damages for the Corporation’s failure to deliver Conversion Shares within the period specified herein. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(iv) Compensation for Buy-In on Failure to Timely Deliver Shares Upon Conversion. If the Corporation fails to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6(d)(ii) (other than a failure caused by incorrect or incomplete information provided by Holder to the Corporation), and if after such Share Delivery Date such Holder is required to or otherwise purchases (in an open market transaction or otherwise), shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock or Series A-5 Preferred Stock, as applicable, equal to the number of shares of Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock or Series A-5 Preferred Stock, as applicable, submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(d)(ii). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock or Series A-5 Preferred Stock, as applicable, with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver shares of Common Stock upon conversion of the shares of Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock or Series A-5 Preferred Stock as required pursuant to the terms hereof; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock or Series A-5 Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(d)(ii).

(v) Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series A Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series A Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series A Preferred Stock. Such reservation shall comply without regard to the provisions of Section 6(f). The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid, non-assessable and free and clear of all liens and other encumbrances.

(vi) Fractional Shares. No fractional shares or scrip representing fractional shares of Common Stock shall be issued upon the conversion of the Series A Preferred Stock. All fractional shares shall be rounded down to the nearest whole shares of Common Stock.

(vii) Transfer Taxes. The issuance of book entry notations for shares of the Common Stock upon conversion of the Series A Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such book entry notation, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such book entry notation upon conversion in a name other than that of the registered Holder(s) of such shares of Series A Preferred Stock and the Corporation shall not be required to issue or deliver such book entry notation unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

(e) Status as Stockholder. Upon each Conversion Date in which the Series A Preferred Stock converts into Common Stock: (i) the shares of Series A Preferred Stock being converted shall be deemed converted into shares of Common Stock; and (ii) the Holder’s rights as a holder of such converted shares of Series A Preferred Stock shall cease and terminate, excepting only the right to receive book entry notations for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series A Preferred Stock.

(f) Limitations on Conversion. Except as set forth in this Section 6(f), a Holder shall not have the right to convert any portion of the Series A Preferred Stock and such Series A Preferred Stock shall not be automatically converted, to the extent that after giving effect to such conversion, such Holder (together with such Holder’s Affiliates, any other Persons acting as a group together, and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act (such Persons, “Attribution Parties”)) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unconverted portion of the Series A Preferred Stock beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its Affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Section 6(f), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Corporation’s most recent Form 10-K, Proxy Statement, Form 10-Q, Current Report on Form 8-K or other public filing with the Commission, as the case may be, (2) a more recent public announcement by the Corporation or (3) any other notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a Holder, where such request indicates that it is being made pursuant to this Section 6(f), the Corporation shall within one (1) Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series A Preferred Stock, by a Holder and its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. Upon delivery of a written notice to the Corporation, a Holder may from time to time increase or decrease the Maximum Percentage to any other percentage as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation and (ii) any such increase or decrease will apply only to such Holder and not to any other holder of Series A Preferred Stock. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms hereof in excess of the Maximum Percentage shall not be deemed to be beneficially owned by a Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert Series A Preferred Stock pursuant to this Section 6(f) shall have any effect on the applicability of the provisions of this Section 6(f) with respect to any subsequent determination of whether Series A Preferred Stock may be converted. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 6(f) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 6(f) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations set forth in this Section 6(f) shall not apply to any conversions of the Series A Preferred that occur prior to and expressly in connection with a Deemed Liquidation Event.

Section 7. Certain Adjustments.

(a) Stock Dividends and Stock Splits. If the Corporation, at any time while any shares of Series A Preferred Stock are outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock with respect to the then outstanding shares of Common Stock; (ii) subdivides outstanding shares of Common Stock into a larger number of shares; or (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

(b) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(c) Notice to the Holders.

(i) Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ii) Other Notices. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the shares of Series A Preferred Stock, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice; and provided further, that in each case, the Corporation will only be required to provide such information to the Holder if such information shall have be made known to the public prior to or in conjunction with such notice being provided to the Holder.

Section 8. Requisite Approval. The Corporation shall, as soon as practicable following the Issuance Date, but not more than forty-five (45) days thereafter, file a preliminary proxy statement for a vote of its stockholders to approve (i) the issuance of Units upon conversion of the Series A-1 Preferred Stock, (ii) the issuance of all Common Stock upon conversion of the Series A Preferred Stock, (iii) the Reverse Stock Split, (iv) the Pool Increase and (v) the election of the Director Nominees following the Issuance Date (collectively, the “Proposals”). The Corporation shall, as soon as practicable following notification from the staff of the Commission that it has completed its review of the preliminary proxy statement or that it will not review the preliminary proxy statement, file and mail a definitive proxy statement for the vote of its stockholders to approve the Proposals. The Corporation covenants and agrees that its Board of Directors shall unanimously recommend that the Proposals be approved by the Corporation’s stockholders at all meetings in which such Proposals are considered and promptly file the necessary amendments to the Corporation’s certificate of incorporation after the Proposals are approved. If the Corporation’s stockholders do not approve such Proposals at the first meeting in which they are voted on by stockholders, the Corporation covenants and agrees that it will submit the Proposals for approval of the Corporation’s stockholders at least semi-annually until such approval is obtained. From and after the time of the Requisite Approval, the Cap and Accruing Dividends shall no longer be applicable for any purposes hereof.

Section 9. Redemption by the Corporation.

(a) General. Unless prohibited by Delaware law governing distributions to stockholders, in the event the Requisite Approval is not obtained within one (1) year following the Issuance Date, shares of Series A Preferred Stock shall be redeemed by the Corporation at a price equal to the then Liquidation Preference (the “Redemption Price”) at any time for up to three (3) years following the Issuance Date commencing not more than sixty (60) days after receipt by the Corporation at any time on or after the one (1) year anniversary of the Issuance Date from the Requisite Holders of written notice (the “Redemption Request”) requesting redemption of all shares of Series A Preferred Stock (such date, the “Redemption Date”). Upon receipt of a Redemption Request, the Corporation shall apply all of its assets to any such redemption, and to no other corporate purpose, except to the extent prohibited by Delaware law governing distributions to stockholders. On the Redemption Date, the Corporation shall redeem, on a pro rata basis in accordance with the number of shares of Series A Preferred Stock owned by each holder, the total number of shares of Series A Preferred Stock outstanding immediately prior to the Redemption Date; provided, however, that Excluded Shares (as defined below) shall not be redeemed and shall be excluded from the calculations set forth in this sentence. If on the Redemption Date Delaware law governing distributions to stockholders prevents the Corporation from redeeming all shares of Series A Preferred Stock to be redeemed, the Corporation shall ratably redeem the maximum number of shares that it may redeem consistent with such law, and shall redeem the remaining shares as soon as it may lawfully do so under such law.

(b) Redemption Notice. The Corporation shall send written notice of the mandatory redemption (the “Redemption Notice”) to each holder of record of Series A Preferred Stock not less than forty (40) days prior to the Redemption Date. The Redemption Notice shall state:

(i)   the number of shares of Series A Preferred Stock held by the holder that the Corporation shall redeem on the Redemption Date specified in the Redemption Notice;

(ii)  the Redemption Price;

(iii) the date upon which the holder’s right to convert such shares terminates (which shall be the date that is one Business Day immediately preceding the Redemption Date); and

(iv) for holders of shares in certificated form, that the holder is to surrender to the Corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed.

If the Corporation receives, on or prior to the twentieth (20th) day after the date of delivery of the Redemption Notice to a holder of Series A Preferred Stock, written notice from such holder that such holder elects to be excluded from the redemption provided in this Section 9, then the shares of Series A Preferred Stock registered on the books of the Corporation in the name of such holder at the time of the Corporation’s receipt of such notice shall thereafter be “Excluded Shares.” Excluded Shares shall not be redeemed or redeemable pursuant to this Section 9, whether on the Redemption Date or thereafter.

(c) Surrender of Certificates; Payment. On or before the Redemption Date, each holder of shares of Series A Preferred Stock to be redeemed on the Redemption Date, unless such holder has exercised his, her or its right to convert such shares as provided in Section 6, shall, if a holder of shares in certificated form, surrender the certificate or certificates representing such shares (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof. In the event less than all of the shares of Series A Preferred Stock represented by a certificate are redeemed, a new certificate, instrument, or book entry representing the unredeemed shares of Series A Preferred Stock shall promptly be issued to such holder.

(d) Interest. If any shares of Series A Preferred Stock are not redeemed for any reason on the Redemption Date, all such unredeemed shares shall remain outstanding and entitled to all the rights and preferences provided herein, and the Corporation shall pay interest on the Redemption Price applicable to such unredeemed shares at an aggregate per annum rate equal to 10% (increased by one percent (1%) each month following the Redemption Date until the Redemption Price, and any interest thereon, is paid in full), with such interest to accrue daily in arrears and be compounded annually; provided, however, that in no event shall such interest exceed the maximum permitted rate of interest under applicable law (the “Maximum Permitted Rate”), provided, however, that the Corporation shall take all such actions as may be necessary, including without limitation, making any applicable governmental filings, to cause the Maximum Permitted Rate to be the highest possible rate. In the event any provision hereof would result in the rate of interest payable hereunder being in excess of the Maximum Permitted Rate, the amount of interest required to be paid hereunder shall automatically be reduced to eliminate such excess; provided, however, that any subsequent increase in the Maximum Permitted Rate shall be retroactively effective to the Redemption Date to the extent permitted by law.

(e) Rights Subsequent to Redemption. If the Redemption Notice shall have been duly given, and if on the Redemption Date the Redemption Price (including any accrued and unpaid interest as provided in Section 9(d) above) payable upon redemption of the shares of Series A Preferred Stock to be redeemed on the Redemption Date is paid or tendered for payment or deposited with an independent payment agent so as to be available therefor in a timely manner, then notwithstanding that any certificates evidencing any of the shares of Series A Preferred Stock so called for redemption shall not have been surrendered, dividends with respect to such shares of Series A Preferred Stock shall cease to accrue after the Redemption Date and all rights with respect to such shares shall forthwith after the Redemption Date terminate, except only the right of the holders to receive the Redemption Price (plus accrued and unpaid interest as provided in Section 9(d) above) upon surrender of any such certificate or certificates therefor.

Section 10. Board Rights. The Corporation shall appoint one individual selected by the Holders of Series A Preferred Stock to the Corporation’s Board of Directors at or promptly following the Issuance Date by taking all necessary action by the Corporation or its Board of Directors to effect such appointment.

Section 11. Miscellaneous.

(a) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series A Preferred Stock granted hereunder may be waived as to all shares of Series A Preferred Stock (and the Holders thereof) upon the written consent of the Holders of a majority of the shares of Series A Preferred Stock then outstanding, unless a higher percentage is required by the DGCL, in which case the written consent of the Holders of not less than such higher percentage shall be required.

(b) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(c) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(d) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

(e) Status of Converted Series A Preferred Stock. If any shares of Series A Preferred Stock shall be converted or redeemed by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series A Preferred Stock.

********************

IN WITNESS WHEREOF, Unicycive Therapeutics, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock to be executed by its duly authorized officer this 6th day of March, 2023.

/s/ Shalabh Gupta
By:	Shalabh Gupta, CEO

[SIGNATURE PAGE TO CERTIFICATE OF DESIGNATION]

ANNEX A-1

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER
IN ORDER TO CONVERT SHARES OF SERIES A-1 PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series A-1 Preferred Stock indicated below, represented by stock certificate No(s). (the “Preferred Stock Certificates”), into units of Unicycive Therapeutics, Inc., a Delaware corporation (the “Corporation”), consisting of (i) the number of shares of Common Stock equal to the Share Conversion Number, provided that, to the extent the Share Conversion Number causes such Holder to exceed the Maximum Percentage (as defined below), such Holder shall receive shares of Series A-2 Preferred Stock in lieu of the Share Conversion Number, (ii) a Tranche A Warrant, (iii) a Tranche B Warrant and (iv) a Tranche C Warrant (collectively (i)-(iv) “Units”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Delaware Secretary of State on March __, 2023.

The undersigned Holder’s right to convert the shares of Series A-1 Preferred Stock is subject to the Maximum Percentage described in Section 6(f) of the Certificate of Designation. Therefore, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with any Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series A-1 Preferred Stock subject to this Notice of Conversion, but excluding (i) exercise of the remaining, unconverted portion of the Series A-1 Preferred Stock beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its Affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein, is 9.99%.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series A-1 Preferred Stock owned prior to Conversion:

Number of shares of Series A-1 Preferred Stock to be Converted:

Number of Units to be Issued:

Address for delivery of physical certificates:

Or

for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

HOLDER

By:
Name:
Title:
Date:

ANNEX A-2

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER
IN ORDER TO CONVERT SHARES OF SERIES A-2 PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series A-2 Preferred Stock indicated below, represented by stock certificate No(s).  (the “Preferred Stock Certificates”), into shares of common stock, par value $0.001 per share (the “Common Stock”), of Unicycive Therapeutics, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Delaware Secretary of State on March __, 2023.

The undersigned Holder’s right to convert the shares of Series A-2 Preferred Stock is subject to the Maximum Percentage described in Section 6(f) of the Certificate of Designation. Therefore, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with any Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series A-2 Preferred Stock subject to this Notice of Conversion, but excluding (i) exercise of the remaining, unconverted portion of the Series A Preferred Stock beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its Affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein, is 9.99%.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series A-2 Preferred Stock owned prior to Conversion:

Number of shares of Series A-2 Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

Or

for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

HOLDER

By:
Name:
Title:
Date:

ANNEX A-3

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER
IN ORDER TO CONVERT SHARES OF SERIES A-3 PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series A-3 Preferred Stock indicated below, represented by stock certificate No(s).  (the “Preferred Stock Certificates”), into shares of common stock, par value $0.001 per share (the “Common Stock”), of Unicycive Therapeutics, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Delaware Secretary of State on March __, 2023.

The undersigned Holder’s right to convert the shares of Series A-3 Preferred Stock is subject to the Maximum Percentage described in Section 6(f) of the Certificate of Designation. Therefore, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with any Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series A-3 Preferred Stock subject to this Notice of Conversion, but excluding (i) exercise of the remaining, unconverted portion of the Series A Preferred Stock beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its Affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein, is 9.99%.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series A-3 Preferred Stock owned prior to Conversion:

Number of shares of Series A-3 Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

Or

for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

HOLDER

By:
Name:
Title:
Date:

ANNEX A-4

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER
IN ORDER TO CONVERT SHARES OF SERIES A-4 PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series A-4 Preferred Stock indicated below, represented by stock certificate No(s). (the “Preferred Stock Certificates”), into shares of common stock, par value $0.001 per share (the “Common Stock”), of Unicycive Therapeutics, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Delaware Secretary of State on March __, 2023.

The undersigned Holder’s right to convert the shares of Series A-4 Preferred Stock is subject to the Maximum Percentage described in Section 6(f) of the Certificate of Designation. Therefore, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with any Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series A-4 Preferred Stock subject to this Notice of Conversion, but excluding (i) exercise of the remaining, unconverted portion of the Series A Preferred Stock beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its Affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein, is 9.99%.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series A-4 Preferred Stock owned prior to Conversion:

Number of shares of Series A-4 Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

Or

for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

HOLDER

By:
Name:
Title:
Date:

ANNEX A-5

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER
IN ORDER TO CONVERT SHARES OF SERIES A-5 PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series A-5 Preferred Stock indicated below, represented by stock certificate No(s). (the “Preferred Stock Certificates”), into shares of common stock, par value $0.001 per share (the “Common Stock”), of Unicycive Therapeutics, Inc., a Delaware corporation (the “Corporation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Delaware Secretary of State on March __, 2023.

The undersigned Holder’s right to convert the shares of Series A-5 Preferred Stock is subject to the Maximum Percentage described in Section 6(f) of the Certificate of Designation. Therefore, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with any Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series A-5 Preferred Stock subject to this Notice of Conversion, but excluding (i) exercise of the remaining, unconverted portion of the Series A Preferred Stock beneficially owned by such Person and its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation beneficially owned by such Person and its Affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein, is 9.99%.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series A-5 Preferred Stock owned prior to Conversion:

Number of shares of Series A-5 Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

Or

for DWAC Delivery:

DWAC Instructions:

Broker no:

Account no:

HOLDER

By:
Name:
Title:
Date:

EXHIBIT B

CERTIFICATE OF AMENDMENT
to the
CERTIFICATE OF INCORPORATION
of
UNICYCIVE THERAPEUTICS, INC.

UNICYCIVE THERAPEUTICS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Unicycive Therapeutics, Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on August 18, 2016, as amended on June 19, 2018 and June 21, 2021 ( the “Certificate of Incorporation”).

SECOND: ARTICLE IV, SECTION I of the Corporation’s Certificate of Incorporation shall be amended by inserting the following language at the end of such section which shall read as follows:

“Reverse Stock Split. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each (    ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into (    ) fully paid and nonassessable shares of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the day of , 2023.

UNICYCIVE THERAPEUTICS, INC.

By:
Name:
Title:

EXHIBIT C

UNICYCIVE THERAPEUTICS, INC.
AMENDED AND RESTATED
2021 OMNIBUS EQUITY INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of the Plan is the Unicycive Therapeutics, Inc. Amended and Restated 2021 Omnibus Equity Incentive Plan. The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, independent contractors and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share-Based Awards, Cash Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d) “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Stock Unit, Other Share-Based Award or Cash Award granted under the Plan.

(e) “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i) “Cash Award” means cash awarded under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan.

(j) “Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means (i) the conviction, guilty plea or plea of “no contest” by the Participant to any felony or a crime involving moral turpitude or the Participant’s commission of any other act or omission involving dishonesty or fraud, (ii) the substantial and repeated failure of the Participant to perform duties of the office held by the Participant, (iii) the Participant’s gross negligence, willful misconduct or breach of fiduciary duty with respect to the Company or any of its Subsidiaries or Affiliates, (iv) any breach by the Participant of any restrictive covenants to which the Participant is subject, and/or (v) the Participant’s engagement in any conduct which is or can reasonably be expected to be materially detrimental or injurious to the business or reputation of the Company or its Affiliates. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.

(k) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(l) “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

(m) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(n) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.

(o) “Common Stock” means the common stock of the Company, having a par value of $0.001 per share.

(p) “Company” means Unicycive Therapeutics, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(q) “Covered Executive” means any Executive Officer that (1) has received Incentive Compensation (A) during the Look-Back Period (as defined in Section 28) and (B) after beginning service as an Executive Officer; and (2) served as an Executive Officer at any time during the performance period for the applicable Incentive Compensation.

(r) “Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(s) “Effective Date” has the meaning set forth in Section 18 hereof.

(t)    “Eligible Recipient” means an employee, director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(v) “Executive Officer” means “any executive officer” as defined in Section 10D-1(d) of the Exchange Act whom the Board (or the Committee, as applicable) has determined is subject to the reporting requirements of Section 10D of the Exchange Act, and includes any person who is the Company’s president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the issuer in charge of a principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company (with any executive officers of the Company’s parent(s) or subsidiaries being deemed Executive Officers of the Company if they perform such policy making functions for the Company). All Executive Officers of the Company identified by the Board (or the Committee, as applicable) pursuant to 17 CFR 229.401(b) shall be deemed an “Executive Officer.”

(w) “Exempt Award” shall mean the following:

(1) An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2) An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(3) An Award that an Eligible Recipient purchases at Fair Market Value (including Awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

(x) “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (ii) with respect to a Share Appreciation Right, the base price per share of such Share Appreciation Right.

(y) “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(z)   “Free Standing Rights” has the meaning set forth in Section 8.

(aa) “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(bb) Intentionally omitted.

(cc) “Incentive Compensation” shall be deemed to be any compensation (including any Award or any other short-term or long-term cash or equity incentive award or any other payment) that is granted, earned, or vested based wholly or in part upon the attainment of any financial reporting measure (i.e., any measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measure that is derived wholly or in part from such measures, including stock price and total shareholder return). For avoidance of doubt, financial reporting measures include “non-GAAP financial measures” for purposes of Exchange Act Regulation G and 17 CFR 229.10, as well as other measures, metrics and ratios that are not non-GAAP measures, like same store sales. Financial reporting measures may or may not be included in a filing with the Securities and Exchange Commission, and may be presented outside the Company’s financial statements, such as in Management’s Discussion and Analysis of Financial Conditions and Results of Operations or the performance graph.

(dd) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(ee) “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(ff) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(gg) “Other Share-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(hh) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(ii) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(jj) “Plan” means this Amended and Restated 2021 Omnibus Equity Incentive Plan.

(kk) “Related Rights” has the meaning set forth in Section 8.

(ll) “Restricted Share” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(mm) “Restricted Period” has the meaning set forth in Section 9.

(nn) “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(oo) “Rule 16b-3” has the meaning set forth in Section 3.

(pp) “Section 16 Officer” means any officer of the Company whom the Board has determined is subject to the reporting requirements of Section 16 of the Exchange Act, whether or not such individual is a Section 16 Officer at the time the determination to recoup compensation is made.

(qq) “Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(rr) “Share Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(ss) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(tt) “Term” has the meaning set forth in Section 3.

(uu) “Transfer” has the meaning set forth in Section 16.

Section 3. Administration.

(a)   The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Cash Awards, Other Share-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine the number of Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Share Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) and to Section 4(e) of the Plan, any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting and/or payment schedules of such Awards);

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6) to determine the Fair Market Value in accordance with the terms of the Plan;

(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8) to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9) to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

(c)  Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s shareholders.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

(e)  The expenses of administering the Plan shall be borne by the Company and its Affiliates.

(f)   If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4. Shares Reserved for Issuance Under the Plan.

(a)  Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to 12,775,996 shares of Common Stock; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit.

(b)  Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Share Appreciation Right that are retained by the Company to account for the Exercise Price of such Share Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for grant under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for grant under the Plan.

(c)  No more than 12,775,996 Shares shall be issued pursuant to the exercise of ISOs.

(d) No Participant who is a non-employee director of the Company shall be granted Awards during any calendar year that, when aggregated with such non-employee director’s cash fees with respect to such calendar year, exceed $500,000 in total value (with Cash Awards or other cash fees measured for this purpose at their value upon payment and any other Awards measured for this purpose at their grant date fair value as determined for the Company’s financial reporting purposes).

(e)  Notwithstanding anything to the contrary in the Plan except for Section 12 of the Plan, any Awards granted under the Plan (other than such Awards representing a maximum of five percent (5%) of the Shares reserved for issuance under the Plan pursuant to Section 4(a) hereof) shall be granted subject to a minimum vesting period of at least twelve (12) months.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Shares, Restricted Stock Units or Other Share-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7. Options.

(a)  General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(c)  Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(e) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e)  Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

(f)   ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(1) ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(2) $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g) Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 15 hereof.

(h) Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(i)   Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8. Share Appreciation Rights.

(a) General. Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made. Each Participant who is granted a Share Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

(c)  Exercise Price. The Exercise Price of Shares purchasable under a Share Appreciation Rights shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Share Appreciation Rights be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(d)  Exercisability.

(1) Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2) Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e)  Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

(f)   Termination of Employment or Service. Treatment of an Share Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h) Other Change in Employment or Service Status. Share Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9. Restricted Shares and Restricted Stock Units.

(a)  General. Restricted Shares or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Stock Units shall be made. Each Participant who is granted Restricted Shares or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to Transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Shares and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Shares or Restricted Stock Units need not be the same with respect to each Participant.

(b) Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c)  Restrictions and Conditions. The Restricted Shares or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

(1) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 12 hereof.

(2) Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Shares vest. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3) The rights of Participants granted Restricted Shares or Restricted Stock Units upon termination of employment or service as a director, independent contractor or consultant to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represent the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10.   Other Share-Based Awards.

Other Share-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted. Each Participant who is granted an Other Share-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11.   Cash Awards.

The Administrator may grant Awards that are denominated in, or payable to Participants solely in, cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and, such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Awards granted pursuant to this Section 11 may be granted with value and payment contingent upon the achievement of performance goals.

Section 12.   Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, notwithstanding Section 4(e) of the Plan, in the event that (a) a Change in Control occurs, and (b) the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, then:

(a) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and

(b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.

Section 13.   Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 14.    Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 15.    Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Section 16.    Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Share Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 17.   Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 18.    Effective Date.

The Plan was adopted by the Board on April 17, 2023 and shall be adopted and become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).

Section 19.    Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 20.    Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 21.    Securities Matters and Regulations.

(a)   Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c)   In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 22.   Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Section 23.    Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 24.    No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 25.    Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 26.    Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 27.    Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 28.    Clawback.

(a)  If the Company is required to prepare an accounting restatement of its financial statements due to the Company’s noncompliance (whether one occurrence or a series of occurrences of noncompliance) with any financial reporting requirement under the securities laws (including if the Company is required to prepare an accounting restatement to correct an error (or a series of errors)) (a “Covered Accounting Restatement”), and if such Covered Accounting Restatement includes (i) restatements that correct errors that are material to previously issued financial statements (commonly referred to as “Big R” restatements), and (ii) restatements that correct errors that are not material to previously issued financial statements, but would result in a material misstatement if (a) the errors were left uncorrected in the current report, or (b) the error correction was recognized in the current period (commonly referred to as “little r” restatements), then the Committee may require any Covered Executive to repay (in which event, such Covered Executive shall, within thirty (30) days of the notice by the Company, repay to the Company) or forfeit (in which case, such Covered Executive shall immediately forfeit to the Company) to the Company, and each Covered Executive hereby agrees to so repay or forfeit, that portion of the Incentive Compensation received by such Covered Executive during the period comprised of the Company’s three (3) completed fiscal years (together with any intermittent stub fiscal year period(s) of less than nine (9) months resulting from Company’s transition to different fiscal year measurement dates) immediately preceding the date the Company is deemed (as described below) to be required to prepare a Covered Accounting Restatement (such period, the “Look-Back Period”), that the Committee determines was in excess of the amount of Incentive Compensation that such Covered Executive would have received during such Look-Back Period, had such Incentive Compensation been calculated based on the restated amounts, and irrespective of any fault, misconduct or responsibility of such Covered Executive for the Covered Accounting Restatement. It is specifically understood that, to the extent that the impact of the Covered Accounting Restatement on the amount of Incentive Compensation received cannot be calculated directly from the information therein (e.g., if such restatement’s impact on the Company’s stock price is not clear), such excess amount of Incentive Compensation shall be determined based on a reasonable estimate by the Committee of the effect of the Covered Accounting Restatement on the applicable financial measure (including the stock price or total shareholder return) based upon which the Incentive Compensation was received. The amount of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion and calculated on a pre-tax basis, and the form of such recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the forfeiture or cancellation of vested or unvested Awards, cash repayment or both. Incentive Compensation shall be deemed received, either wholly or in part, in the fiscal year during which the financial reporting measure specified in such Incentive Compensation Award is attained (or with respect to, or based on, the achievement of any financial reporting measure which such Incentive Compensation was granted, earned or vested, as applicable), even if the payment, vesting or grant of such Incentive Compensation occurs after the end of such fiscal year. For purposes of this Section 28, the Company is deemed to be required to prepare a Covered Accounting Restatement on the earlier of (A) the date upon which the Board or an applicable committee thereof, or the officer or officers of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare a Covered Accounting Restatement; or (B) the date a court, regulator, or other legally authorized body directs the Company to prepare a Covered Accounting Restatement.

(b)  Notwithstanding any other provisions in this Plan, any Award or any other compensation received by a Participant which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such Applicable Law, government regulation or stock exchange listing requirement), will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement on or following the Effective Date).

Section 29.    Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 30.    Indemnification.

To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 31.    Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 32.    Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 33.    Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

PROXY CARD

UNICYCIVE THERAPEUTICS, INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 26, 2023

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, John Townsend and Shalabh Gupta, and each of them, as proxies, each with full power of substitution, to represent and to vote all the shares of common stock and Series A Preferred Stock of Unicycive Therapeutics, Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on June 26, 2023 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 26, 2023 at 9:00 a.m. Pacific Daylight Time at our offices, located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022. The proxy statement and the 2022 Annual Report on Form 10-K are available at www.pstvote.com/unicycive2023.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Unicycive Therapeutics, Inc. to be held at our offices located at 4300 El Camino Real, Suite 210, Los Altos, CA 94022, on June 26, 2023, beginning at 9:00 a.m. Pacific Daylight Time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5.

1. Election of Director Nominees	FOR	WITHHOLD

01- Dr. Gaurav Aggarwal	☐	☐
02- Dr. Shalabh Gupta	☐	☐
03- Dr. Sandeep Laumas	☐	☐
04- Dr. John Ryan	☐	☐

2. Ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2023	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance by the Company of shares of common stock pursuant to the terms of the private placement financing transaction set forth in the Securities Purchase Agreement dated as of March 3, 2023 between the Company and each of the investors named therein, the Certificate of Designation of Preferences, Rights and Limitation of our Series A Convertible Voting Preferred Stock and the other documents and agreement related thereto, without giving effect to the caps on issuing shares contained therein	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding common stock, at a ratio within the range of 1-for-2 to 1-for-20, with the final ratio to be selected by our board of directors in its discretion at any time, if at all, within one year of the date of the Annual Meeting without further approval or authorization of our stockholders.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. Approval of the amendment and restatement of the 2021 Omnibus Equity Incentive Plan	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated: , 2023

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.	VIA INTERNET:

Login to www.pstvote.com/unicycive2023

Enter your control number (12 digit number located below)

2.	VIA MAIL:

Pacific Stock Transfer Company

6725 Via Austi Pkwy, Suite 300

Las Vegas, NV 89119

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m.,

prevailing time, on June 25, 2023.